UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.19

ANNUAL REPORT

AB HIGH INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 17, 2019

This report provides management’s discussion of fund performance for AB High Income Fund for the annual reporting period ended October 31, 2019.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	3.22%	7.33%

Class B Shares[1]	2.78%	6.29%

Class C Shares	2.91%	6.43%

Advisor Class Shares[2]	3.34%	7.58%

Class R Shares[2]	3.01%	6.89%

Class K Shares[2]	3.17%	7.25%

Class I Shares[2]	3.36%	7.61%

Class Z Shares[2]	3.39%	7.68%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	2.58%	8.54%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	5.34%	11.98%

1	Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2019.

During the 12-month period, all share classes underperformed the primary benchmark, before sales charges. Security selection was the main detractor,

2 | AB HIGH INCOME FUND	abfunds.com

relative to the benchmark, mainly within energy, consumer-cyclical autos and insurance, although these losses were offset by gains in sovereigns. Currency exposures also detracted, as losses in the Brazilian real, South Korean won and Polish zloty outweighed currency gains from a number of other countries. Country and yield-curve positioning contributed due to a country underweight in the eurozone and off-benchmark exposures to Indonesia, Brazil, and Mexico; yield-curve positioning in five- to 10-year maturities in the US also added to returns. Industry exposure gains in commercial mortgage-backed securities, credit default swaps, swaptions, sovereigns, banking and energy added to performance, more than offsetting losses in asset-backed securities, communication services (media) and real estate investment trusts.

During the six-month period, all share classes outperformed the primary benchmark, before sales charges. Industry allocation was the primary contributor because of exposures in commercial mortgage-backed securities, sovereigns, collateralized mortgage obligations, credit default swaps and energy. Country and yield-curve positioning added because of exposure to a number of off-benchmark countries, including Indonesia and Brazil; yield-curve positioning in 10-year US maturities also added. Security selection among energy, consumer-cyclical autos and several other sectors detracted. Currency exposures did not have a meaningful impact on returns.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled

abfunds.com	AB HIGH INCOME FUND | 3

further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

(continued on next page)

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The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

8 | AB HIGH INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2009 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2009 to 10/31/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.72%

1 Year	7.33%	2.78%

5 Years	4.17%	3.26%

10 Years	7.22%	6.75%

CLASS B SHARES			5.17%

1 Year	6.29%	3.29%

5 Years	3.29%	3.29%

10 Years[2]	6.74%	6.74%

CLASS C SHARES			5.14%

1 Year	6.43%	5.43%

5 Years	3.33%	3.33%

10 Years	6.38%	6.38%

ADVISOR CLASS SHARES[3]			6.21%

1 Year	7.58%	7.58%

5 Years	4.41%	4.41%

10 Years	7.52%	7.52%

CLASS R SHARES[3]			5.56%

1 Year	6.89%	6.89%

5 Years	3.77%	3.77%

10 Years	6.87%	6.87%

CLASS K SHARES[3]			5.88%

1 Year	7.25%	7.25%

5 Years	4.09%	4.09%

10 Years	7.21%	7.21%

CLASS I SHARES[3]			6.25%

1 Year	7.61%	7.61%

5 Years	4.45%	4.45%

10 Years	7.56%	7.56%

CLASS Z SHARES[3]			6.30%

1 Year	7.68%	7.68%

5 Years	4.49%	4.49%

Since Inception[4]	4.98%	4.98%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.84%, 1.60%, 1.57%, 0.59%, 1.24%, 0.89%, 0.54% and 0.50% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.33%

5 Years	3.26%

10 Years	6.90%

CLASS B SHARES

1 Year	0.97%

5 Years	3.33%

10 Years[1]	6.90%

CLASS C SHARES

1 Year	2.96%

5 Years	3.35%

10 Years	6.52%

ADVISOR CLASS SHARES[2]

1 Year	5.16%

5 Years	4.46%

10 Years	7.67%

CLASS R SHARES[2]

1 Year	4.35%

5 Years	3.79%

10 Years	7.01%

CLASS K SHARES[2]

1 Year	4.83%

5 Years	4.14%

10 Years	7.37%

CLASS I SHARES[2]

1 Year	5.18%

5 Years	4.50%

10 Years	7.72%

CLASS Z SHARES[2]

1 Year	5.26%

5 Years	4.53%

Since Inception[3]	4.98%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,032.20	$4.46	0.87%	$4.51	0.88%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%	$4.48	0.88%
Class B
Actual	$1,000	$1,027.80	$8.38	1.64%	$8.43	1.65%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$8.39	1.65%
Class C
Actual	$1,000	$1,029.10	$8.23	1.61%	$8.29	1.62%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%	$8.24	1.62%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,033.40	$3.18	0.62%	$3.18	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%	$3.16	0.62%
Class R
Actual	$1,000	$1,030.10	$6.50	1.27%	$6.55	1.28%
Hypothetical**	$1,000	$1,018.80	$6.46	1.27%	$6.51	1.28%
Class K
Actual	$1,000	$1,031.70	$4.86	0.95%	$4.92	0.96%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%	$4.89	0.96%
Class I
Actual	$1,000	$1,033.60	$3.02	0.59%	$3.08	0.60%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%	$3.06	0.60%
Class Z
Actual	$1,000	$1,033.90	$2.72	0.53%	$2.77	0.54%
Hypothetical**	$1,000	$1,022.53	$2.70	0.53%	$2.75	0.54%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,620.9

1

All data are as of October 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.3% or less in the following security types: Collateralized Loan Obligations, Inflation-Linked Securities, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Preferred Stocks, Rights, Warrants and Whole Loan Trusts.

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2019 (unaudited)

1

All data are as of October 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Angola, Australia, Bahamas, Bahrain, Bermuda, Cameroon, Cayman Islands, Chile, China, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Honduras, Hong Kong, India, Iraq, Ireland, Ivory Coast, Jamaica, Jersey (Channel Islands), Kenya, Lebanon, Macau, Mexico, Mongolia, Namibia, Nigeria, Norway, Oman, Pakistan, Senegal, South Africa, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, Venezuela and Zambia.

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS

October 31, 2019

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 29.9%
Industrial – 22.4%
Basic – 2.5%
Advanced Drainage Systems, Inc. 5.00%, 9/30/27(a)	U.S.$	759	$776,126
AK Steel Corp. 7.00%, 3/15/27(b)		5,486	4,520,113
CF Industries, Inc. 4.95%, 6/01/43		2,746	2,748,845
5.375%, 3/15/44		2,873	2,946,862
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,355,899
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26		1,285	1,349,691
Eldorado Gold Corp. 9.50%, 6/01/24(a)		10,719	11,576,938
ERP Iron Ore, LLC 9.039%, 12/31/19(c)(d)(e)(f)(g)(h)		1,900	1,899,638
Flex Acquisition Co., Inc. 7.875%, 7/15/26(a)		7,949	7,508,125
FMG Resources August 206 Pty Ltd. 4.50%, 9/15/27(a)		5,475	5,426,300
Freeport-McMoRan, Inc. 5.40%, 11/14/34		2,033	1,984,336
5.45%, 3/15/43		13,355	12,418,721
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		4,956	4,788,175
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		12,855	13,592,221
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(a)	EUR	5,940	6,652,720
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(f)(i)(j)	U.S.$	16,121	161
Novelis Corp. 5.875%, 9/30/26(a)		4,196	4,411,943
OCI NV 5.00%, 4/15/23(a)	EUR	9,800	11,402,867
Olin Corp. 5.625%, 8/01/29	U.S.$	4,345	4,535,276
Peabody Energy Corp. 6.00%, 3/31/22(a)		1,028	951,027
Sealed Air Corp. 6.875%, 7/15/33(a)		14,904	17,429,393

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/25	U.S.$	1,073	$1,315,785
SPCM SA 4.875%, 9/15/25(a)		3,290	3,400,366
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26	EUR	3,669	4,100,793
8.00%, 10/01/26(a)	U.S.$	2,825	2,825,000
United States Steel Corp. 6.25%, 3/15/26		6,400	5,364,422
6.875%, 8/15/25(b)		4,476	4,040,602
Valvoline, Inc. 5.50%, 7/15/24		1,738	1,807,301

			143,129,646

Capital Goods – 1.8%
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(h)	EUR	10,431	12,043,828
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(h)	U.S.$	3,166	3,288,094
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(a)	EUR	8,246	9,668,098
BBA US Holdings, Inc. 5.375%, 5/01/26(a)	U.S.$	510	537,743
Bombardier, Inc. 6.125%, 1/15/23(a)		1,220	1,186,412
7.50%, 3/15/25(a)		9,074	8,677,738
7.875%, 4/15/27(a)		7,148	6,727,376
Clean Harbors, Inc. 4.875%, 7/15/27(a)		135	140,968
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		1,889	1,795,421
Colfax Corp. 6.375%, 2/15/26(a)		1,170	1,266,743
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 8/15/26(a)		5,660	5,904,121
GFL Environmental, Inc. 5.375%, 3/01/23(a)		6,575	6,819,025
7.00%, 6/01/26(a)		2,301	2,449,658
8.50%, 5/01/27(a)		4,475	4,926,259
Granite Holdings US Acquisition Co. 11.00%, 10/01/27(a)		2,757	2,554,810
JELD-WEN, Inc. 4.625%, 12/15/25(a)		1,036	1,033,031
Liberty Tire Recycling LLC 9.50%, 1/15/23(c)(e)(j)		963	963,171

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/24(a)	U.S.$	5,404	$5,560,900
7.25%, 4/15/25(a)		1,524	1,459,154
Terex Corp. 5.625%, 2/01/25(a)		1,411	1,414,403
TransDigm, Inc. 6.25%, 3/15/26(a)		685	733,788
6.50%, 7/15/24		8,885	9,174,180
Triumph Group, Inc. 6.25%, 9/15/24(a)		721	758,144
7.75%, 8/15/25		7,231	7,248,615
Trivium Packaging Finance BV 3.75%, 8/15/26(a)	EUR	132	153,133
5.50%, 8/15/26(a)	U.S.$	750	787,448
8.50%, 8/15/27(a)		3,683	3,914,362

			101,186,623

Communications - Media – 2.7%
Altice Financing SA 6.625%, 2/15/23(a)		2,220	2,279,587
7.50%, 5/15/26(a)		15,748	16,766,281
Altice Luxembourg SA 10.50%, 5/15/27(a)		11,389	12,862,167
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 2/15/26(a)		135	142,786
Clear Channel Communications, Inc. Zero Coupon, 6/15/18(c)(d)(e)(f)(i)		10,579	– 0	–
Zero Coupon, 12/15/19(c)(d)(e)(f)		8,736	– 0	–
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(a)		4,940	5,149,520
CSC Holdings LLC 5.375%, 2/01/28(a)		8,139	8,621,236
7.50%, 4/01/28(a)		4,326	4,882,047
10.875%, 10/15/25(a)		2,150	2,426,198
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		3,011	3,148,302
6.625%, 8/15/27(a)		2,404	2,478,745
DISH DBS Corp. 5.00%, 3/15/23		1,148	1,156,212
5.875%, 11/15/24		8,835	8,851,380
6.75%, 6/01/21		1,332	1,398,945
Gray Television, Inc. 5.125%, 10/15/24(a)		5,585	5,779,565
iHeartCommunications, Inc. 5.25%, 8/15/27(a)		1,555	1,605,782

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 5/01/26	U.S.$	758	$815,981
8.375%, 5/01/27		1,375	1,474,771
LCPR Senior Secured Financing DAC 6.75%, 10/15/27(a)		3,428	3,527,278
Liberty Interactive LLC 3.75%, 2/15/30(k)		2,221	1,560,346
Meredith Corp. 6.875%, 2/01/26		6,309	6,538,704
National CineMedia LLC 5.875%, 4/15/28(a)		3,387	3,556,888
Netflix, Inc. 4.875%, 4/15/28		4,731	4,886,153
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		7,526	7,637,272
6.875%, 2/15/23(a)		3,250	3,315,276
Scripps Escrow, Inc. 5.875%, 7/15/27(a)		3,449	3,539,709
Sirius XM Radio, Inc. 5.00%, 8/01/27(a)		1,774	1,862,577
5.375%, 4/15/25(a)		135	140,569
Summer BC Holdco B SARL 5.75%, 10/31/26(a)	EUR	7,505	8,382,689
TEGNA, Inc. 5.00%, 9/15/29(a)	U.S.$	3,296	3,342,945
5.50%, 9/15/24(a)		719	740,817
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		1,999	1,971,689
UPC Holding BV 5.50%, 1/15/28(a)		8,714	8,916,252
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		1,880	1,938,474
Virgin Media Finance PLC 5.75%, 1/15/25(a)		2,690	2,774,385
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	445	590,984
Ziggo Bond Co. BV 5.875%, 1/15/25(a)	U.S.$	2,088	2,155,923
Ziggo BV 4.875%, 1/15/30(a)		811	826,630
5.50%, 1/15/27(a)		5,062	5,330,848

			153,375,913

Communications - Telecommunications – 2.1%
Altice France SA/France 7.375%, 5/01/26(a)		17,655	18,908,840

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

C&W Senior Financing DAC 6.875%, 9/15/27(a)	U.S.$	10,681	$11,251,045
CB Idearc, Inc. Zero Coupon 3/01/21-3/15/23(c)(d)(e)(f)		3,951	– 0	–
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(d)(e)(f)		3,547	– 0	–
CenturyLink, Inc. Series Y 7.50%, 4/01/24		3,400	3,858,776
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/26(a)		8,020	8,332,531
DKT Finance ApS 7.00%, 6/17/23(a)	EUR	3,874	4,569,111
Intelsat Jackson Holdings SA 5.50%, 8/01/23	U.S.$	7,915	7,418,001
9.75%, 7/15/25(a)		9,337	9,707,389
Level 3 Financing, Inc. 5.25%, 3/15/26		5,865	6,123,283
5.375%, 8/15/22		235	235,931
Nexstar Broadcasting, Inc. 5.625%, 7/15/27(a)		3,246	3,428,039
Sable International Finance Ltd. 5.75%, 9/07/27(a)		5,930	6,177,062
Sprint Capital Corp. 6.875%, 11/15/28		5,386	5,865,262
8.75%, 3/15/32		3,509	4,283,422
Sprint Corp. 7.625%, 2/15/25-3/01/26		3,329	3,671,078
7.875%, 9/15/23		3,072	3,391,135
T-Mobile USA, Inc. 6.00%, 3/01/23		2,547	2,598,057
Telecom Italia Capital SA 7.20%, 7/18/36		7,380	8,642,275
7.721%, 6/04/38		4,995	6,130,024
West Corp. 8.50%, 10/15/25(a)		2,520	1,913,202
Zayo Group LLC/Zayo Capital, Inc. 6.375%, 5/15/25		2,500	2,569,183

			119,073,646

Consumer Cyclical - Automotive – 1.7%
Allison Transmission, Inc. 5.875%, 6/01/29(a)		512	551,720
American Axle & Manufacturing, Inc. 6.25%, 4/01/25		3,777	3,644,510
6.50%, 4/01/27		2,072	1,967,942

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCD Acquisition, Inc. 9.625%, 9/15/23(a)	U.S.$	7,770	$8,003,520
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		5,474	4,719,962
Dana Financing Luxembourg SARL 5.75%, 4/15/25(a)		656	680,454
Exide Technologies 7.25%, 4/30/27(c)(e)(h)(j)(k)		14,693	5,730,087
11.00% (3.00% Cash and 8.00% PIK), 10/31/24(c)(e)(h)(j)		28,970	24,315,515
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/26(a)	EUR	3,703	3,810,297
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(a)(h)		1,336	1,523,891
3.875% (3.875% Cash or 4.625% PIK), 5/15/27(a)(h)		1,742	1,952,303
Meritor, Inc. 6.25%, 2/15/24	U.S.$	3,393	3,483,607
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		201	212,705
8.50%, 5/15/27(a)		15,068	15,180,618
Tenneco, Inc. 5.00%, 7/15/24(a)	EUR	1,600	1,768,748
5.00%, 7/15/26	U.S.$	4,571	3,615,912
Titan International, Inc. 6.50%, 11/30/23		9,151	7,618,811
Truck Hero, Inc. 8.50%, 4/21/24(a)		6,633	6,600,220

			95,380,822

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		1,036	985,121
5.875%, 11/15/26		6,227	5,673,606
Motion Bondco DAC 6.625%, 11/15/27(a)		473	481,869
VOC Escrow Ltd. 5.00%, 2/15/28(a)		1,018	1,060,120

			8,200,716

Consumer Cyclical - Other – 2.1%
Beazer Homes USA, Inc. 5.875%, 10/15/27		4,131	4,059,373
6.75%, 3/15/25		6,147	6,385,166

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 9/15/27(a)	U.S.$	5,295	$5,406,544
Caesars Entertainment Corp. 5.00%, 10/01/24(k)		333	590,039
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		8,001	7,574,275
Forestar Group, Inc. 8.00%, 4/15/24(a)		3,410	3,690,230
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30(a)		135	143,462
Installed Building Products, Inc. 5.75%, 2/01/28(a)		1,588	1,667,351
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		2,531	2,230,851
10.50%, 7/15/24(a)		188	148,958
KB Home 7.00%, 12/15/21		6,936	7,477,757
7.50%, 9/15/22		2,741	3,097,662
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		4,047	4,379,789
Meritage Homes Corp. 7.15%, 4/15/20		2,500	2,547,492
MGM Resorts International 5.50%, 4/15/27		3,907	4,297,458
PulteGroup, Inc. 6.00%, 2/15/35		932	1,029,906
6.375%, 5/15/33		2,695	3,079,256
7.875%, 6/15/32		10,968	13,822,356
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		6,743	6,905,918
6.125%, 4/01/25(a)		4,677	4,851,882
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		5,555	5,996,445
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		8,781	8,692,119
Taylor Morrison Communities, Inc. 5.75%, 1/15/28(a)		2,782	3,080,336
5.875%, 6/15/27(a)		3,493	3,903,469

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(a)	U.S.$	4,950	$5,346,000
Twin River Worldwide Holdings, Inc. 6.75%, 6/01/27(a)		3,793	3,989,959
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		135	142,751
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		2,020	2,151,775
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/29(a)		3,075	3,216,917

			119,905,496

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(a)		4,858	5,010,803
IRB Holding Corp. 6.75%, 2/15/26(a)		3,291	3,348,586

			8,359,389

Consumer Cyclical - Retailers – 0.7%
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	398,260
7.40%, 4/01/37		3,636	1,272,342
L Brands, Inc. 6.875%, 11/01/35		7,125	6,057,675
Murphy Oil USA, Inc. 5.625%, 5/01/27		503	539,157
PetSmart, Inc. 7.125%, 3/15/23(a)		8,139	7,604,178
Sonic Automotive, Inc. 5.00%, 5/15/23		2,976	3,018,503
6.125%, 3/15/27		5,939	6,174,594
Staples, Inc. 7.50%, 4/15/26(a)		4,863	5,062,767
10.75%, 4/15/27(a)		4,682	4,863,882
TPro Acquisition Corp. 11.00%, 10/15/24(a)		3,486	3,358,953
William Carter Co. (The) 5.625%, 3/15/27(a)		1,450	1,553,201

			39,903,512

Consumer Non-Cyclical – 2.5%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		2,655	2,257,238

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 6.625%, 6/15/24	U.S.$	6,611	$6,935,230
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		3,596	3,726,053
Aveta, Inc. 10.50%, 3/01/21(c)(d)(e)(f)		94,592	1
Bausch Health Americas, Inc. 8.50%, 1/31/27(a)		3,828	4,301,141
Bausch Health Cos., Inc. 5.50%, 11/01/25(a)		135	140,871
6.125%, 4/15/25(a)		2,422	2,518,015
7.25%, 5/30/29(a)		1,211	1,335,870
9.00%, 12/15/25(a)		1,937	2,176,487
BCPE Cycle Merger Sub II, Inc. 10.625%, 7/15/27(a)		3,739	3,495,965
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(a)	EUR	2,223	2,550,714
4.875%, 1/15/26(a)	U.S.$	3,111	3,211,358
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		5,121	4,995,930
DaVita, Inc. 5.00%, 5/01/25		5,536	5,600,749
Eagle Holding Co. II LLC 7.75% (7.75% Cash or 8.50% PIK), 5/15/22(a)(h)		10,714	10,891,317
Envision Healthcare Corp. 8.75%, 10/15/26(a)		13,296	7,637,767
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		3,791	3,734,624
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		2,552	839,151
MEDNAX, Inc. 5.25%, 12/01/23(a)		315	319,888
6.25%, 1/15/27(a)		589	583,175
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		7,056	6,533,955
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		2,108	2,037,854
Post Holdings, Inc. 5.50%, 3/01/25-12/15/29(a)		6,087	6,409,766
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		15,964	17,522,677

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spectrum Brands, Inc. 4.00%, 10/01/26(a)	EUR	3,459	$4,060,667
5.75%, 7/15/25	U.S.$	598	624,509
Sunshine Mid BV 6.50%, 5/15/26(a)(b)	EUR	5,784	6,650,602
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(a)		3,869	4,494,711
Tenet Healthcare Corp. 4.875%, 1/01/26(a)	U.S.$	1,551	1,606,647
5.125%, 5/01/25		693	709,163
6.25%, 2/01/27(a)		2,801	2,958,013
6.75%, 6/15/23(b)		9,171	9,714,336
7.00%, 8/01/25		766	792,854
Vizient, Inc. 6.25%, 5/15/27(a)		1,274	1,375,143
West Street Merger Sub, Inc. 6.375%, 9/01/25(a)		6,804	6,498,215

			139,240,656

Energy – 2.9%
Antero Resources Corp. 5.125%, 12/01/22		1,413	1,060,304
Berry Petroleum Co. LLC 6.375%, 9/15/22(c)(d)(e)(f)		16,461	– 0	–
California Resources Corp. 5.50%, 9/15/21(d)		1,443	315,549
8.00%, 12/15/22(a)(b)		2,058	637,980
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)		3,636	3,416,269
8.25%, 7/15/25		253	245,882
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(k)(l)		14,659	3,664,704
Cheniere Energy Partners LP 4.50%, 10/01/29(a)		4,922	5,017,315
Chesapeake Energy Corp. 7.00%, 10/01/24		3,931	2,666,967
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		2,892	2,183,660
Denbury Resources, Inc. 7.75%, 2/15/24(a)		4,811	3,535,185
9.25%, 3/31/22(a)		2,603	2,157,918
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		8,521	4,234,860
5.70%, 10/15/39		3,966	2,110,662
7.875%, 8/15/25		4,441	3,543,723

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22(f)(g)	U.S.$	8,958	$22,395
8.00%, 2/15/25(a)(f)(g)		5,019	108,797
9.375%, 5/01/24(a)(f)(g)		6,995	161,515
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		2,898	2,680,786
6.75%, 8/01/22		4,356	4,408,459
Global Partners LP/GLP Finance Corp. 7.00%, 8/01/27(a)		2,652	2,761,798
Gulfport Energy Corp. 6.00%, 10/15/24		2,096	1,346,837
6.375%, 1/15/26		5,467	3,276,297
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		5,376	5,623,414
HighPoint Operating Corp. 7.00%, 10/15/22		3,857	3,504,212
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		7,356	6,559,669
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		7,610	6,953,957
Ithaca Energy North Sea PLC 9.375%, 7/15/24(a)		3,759	3,821,448
Nabors Industries, Inc. 5.50%, 1/15/23		5,552	4,672,114
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		6,858	6,842,398
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		3,186	2,400,023
Noble Holding International Ltd. 6.20%, 8/01/40		1,090	415,256
7.75%, 1/15/24		1,270	771,003
7.95%, 4/01/25		2,289	1,298,019
Parkland Fuel Corp. 6.00%, 4/01/26(a)		3,646	3,857,249
PDC Energy, Inc. 5.75%, 5/15/26		3,847	3,553,347
6.125%, 9/15/24		7,221	7,006,926
QEP Resources, Inc. 5.25%, 5/01/23		4,435	4,223,823
Range Resources Corp. 4.875%, 5/15/25(b)		4,810	3,860,054
5.00%, 3/15/23		1,029	889,577
5.875%, 7/01/22		729	693,130

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rowan Cos., Inc. 4.875%, 6/01/22	U.S.$	4,965	$3,326,550
5.85%, 1/15/44		3,688	1,592,969
SandRidge Energy, Inc. 7.50%, 2/15/23(c)(d)(e)(f)		1,970	– 0	–
8.125%, 10/15/22(c)(d)(e)(f)		15,534	– 0	–
SM Energy Co. 5.00%, 1/15/24		3,387	2,986,000
5.625%, 6/01/25		2,653	2,251,330
SRC Energy, Inc. 6.25%, 12/01/25		3,158	2,952,948
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		6,830	7,070,047
5.875%, 3/15/28		2,917	3,066,983
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		2,450	2,537,426
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		1,918	1,936,188
Transocean, Inc. 6.80%, 3/15/38		5,337	3,282,682
7.25%, 11/01/25(a)		2,072	1,824,524
7.50%, 1/15/26(a)		4,613	4,106,857
Valaris PLC 7.75%, 2/01/26		1,912	1,061,453
Vantage Drilling International 7.125%, 4/01/23(c)(d)(e)(f)		8,325	– 0	–
7.50%, 11/01/19(c)(d)(e)(f)		8,860	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		13,924	5,334,145
Whiting Petroleum Corp. 6.25%, 4/01/23		545	394,228
6.625%, 1/15/26		2,582	1,598,124
WPX Energy, Inc. 5.75%, 6/01/26		807	813,724

			162,639,659

Other Industrial – 0.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/28(a)		4,917	4,905,937
IAA, Inc. 5.50%, 6/15/27(a)		1,742	1,868,446
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		1,257	1,313,901
Laureate Education, Inc. 8.25%, 5/01/25(a)		3,401	3,691,745

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Performance Food Group, Inc. 5.50%, 10/15/27(a)	U.S.$	2,239	$2,373,127

			14,153,156

Services – 1.0%
Aptim Corp. 7.75%, 6/15/25(a)(b)		8,303	5,845,520
Aramark Services, Inc. 5.00%, 2/01/28(a)		696	727,224
Carlson Travel, Inc. 6.75%, 12/15/23(a)		3,434	3,526,587
Carriage Services, Inc. 6.625%, 6/01/26(a)		2,900	3,028,635
eDreams ODIGEO SA 5.50%, 9/01/23(a)	EUR	3,335	3,919,052
GW B-CR Security Corp. 9.50%, 11/01/27(a)	U.S.$	7,616	7,821,084
Harsco Corp. 5.75%, 7/31/27(a)		5,649	5,908,041
Monitronics International, Inc. Zero Coupon, 4/01/20(c)(d)(e)(f)		6,914	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(a)		135	137,914
9.25%, 5/15/23(a)		2,951	3,100,958
Refinitiv US Holdings, Inc. 8.25%, 11/15/26(a)		5,186	5,823,764
Sabre GLBL, Inc. 5.375%, 4/15/23(a)		2,044	2,096,978
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(b)		8,405	5,438,363
Verscend Escrow Corp. 9.75%, 8/15/26(a)		6,843	7,298,169

			54,672,289

Technology – 1.2%
APX Group, Inc. 7.875%, 12/01/22		5,499	5,490,911
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		15,810	14,758,429
CommScope, Inc. 5.50%, 3/01/24(a)		3,688	3,742,154
6.00%, 3/01/26(a)		2,785	2,861,337
8.25%, 3/01/27(a)		5,628	5,327,746
Dell, Inc. 6.50%, 4/15/38		4,768	5,034,350
Infor US, Inc. 6.50%, 5/15/22		5,356	5,443,265

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	5,672	$6,471,878
NCR Corp. 5.75%, 9/01/27(a)	U.S.$	1,558	1,593,521
6.125%, 9/01/29(a)		1,207	1,265,413
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		5,758	6,016,287
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		4,891	4,803,392
10.50%, 2/01/24(a)(b)		2,933	2,778,481

			65,587,164

Transportation - Services – 0.6%
Algeco Global Finance PLC 8.00%, 2/15/23(a)		10,171	10,040,892
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		1,519	1,564,570
5.75%, 7/15/27(a)		1,477	1,518,514
Herc Holdings, Inc. 5.50%, 7/15/27(a)		4,789	5,003,523
Hertz Corp. (The) 5.50%, 10/15/24(a)		8,232	8,184,230
United Rentals North America, Inc. 6.50%, 12/15/26		135	146,256
XPO Logistics, Inc. 6.75%, 8/15/24(a)		7,875	8,554,597

			35,012,582

			1,259,821,269

Financial Institutions – 6.9%
Banking – 3.6%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(m)	EUR	10,200	11,972,620
8.875%, 4/14/21(a)(m)		4,000	4,910,291
Series 9 6.50%, 3/05/25(m)	U.S.$	8,000	8,252,504
Banco Santander SA 5.481%, 12/12/19(a)(m)	EUR	800	894,536
6.75%, 4/25/22(a)(m)		8,100	9,825,880
Barclays PLC 7.125%, 6/15/25(m)	GBP	317	449,301
7.25%, 3/15/23(a)(m)		3,808	5,291,714
CaixaBank SA 6.75%, 6/13/24(a)(m)	EUR	7,000	8,607,328
Citigroup, Inc. 5.95%, 1/30/23(m)	U.S.$	14,778	15,626,154

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series M 6.30%, 5/15/24(m)	U.S.$	7,000	$7,527,149
Credit Suisse Group AG 6.25%, 12/18/24(a)(m)		7,786	8,276,931
6.375%, 8/21/26(a)(m)		8,766	9,249,743
7.50%, 7/17/23(a)(m)		8,027	8,659,126
Danske Bank A/S Series E 5.875%, 4/06/22(a)(m)	EUR	10,021	11,912,131
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	816	1,089,440
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(m)		11,805	11,714,739
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(m)		21,538	23,167,500
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(m)(n)		6,400	6,228,314
SNS Bank NV Series E 11.25%, 12/31/49(c)(d)(e)(f)	EUR	1,001	– 0	–
Societe Generale SA 8.00%, 9/29/25(a)(b)(m)	U.S.$	10,149	11,607,919
8.00%, 9/29/25(a)(m)		9,258	10,587,458
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(a)(m)(n)		3,500	2,928,772
7.50%, 4/02/22(a)(m)		8,455	8,972,446
7.75%, 4/02/23(a)(m)		1,988	2,166,922
UniCredit SpA 9.25%, 6/03/22(a)(m)	EUR	11,605	14,916,873

			204,835,791

Brokerage – 0.3%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)(f)(i)	U.S.$	1,600	20,800
Series G 4.80%, 3/13/14(d)(f)(i)		1,800	23,400
LPL Holdings, Inc. 5.75%, 9/15/25(a)		9,158	9,548,497
NFP Corp. 8.00%, 7/15/25(a)		5,501	5,583,983

			15,176,680

Finance – 0.9%
CNG Holdings, Inc. 12.50%, 6/15/24(a)		4,791	4,499,678

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)	U.S.$	5,823	$6,289,818
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		9,139	8,068,595
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		8,322	7,700,315
goeasy Ltd. 7.875%, 11/01/22(a)		3,593	3,736,134
ILFC E-Capital Trust II 4.02% (H15T 30 Year + 1.80%), 12/21/65(a)(n)		1,500	1,150,229
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 6/03/26(a)		2,593	2,658,390
Lincoln Financing SARL 3.625%, 4/01/24(a)	EUR	1,573	1,790,344
Navient Corp. 8.00%, 3/25/20	U.S.$	3,251	3,320,354
SLM Corp. 5.125%, 4/05/22		3,828	3,948,257
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		6,227	5,600,595

			48,762,709

Insurance – 0.8%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		5,357	4,922,510
10.125%, 8/01/26(a)		5,867	6,074,950
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/27(a)		5,147	5,349,889
ASR Nederland NV 4.625%, 10/19/27(a)(m)	EUR	5,755	6,675,088
Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	3,542	3,666,459
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(h)		22,858	19,153,655
WellCare Health Plans, Inc. 5.375%, 8/15/26(a)		135	144,057

			45,986,608

Other Finance – 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(a)		1,699	1,813,334
9.75%, 7/15/27(a)		11,333	11,921,489

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intrum AB 2.75%, 7/15/22(a)	EUR	2,024	$2,283,214
3.00%, 9/15/27(a)		3,250	3,507,896
3.50%, 7/15/26(a)		2,834	3,176,564
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(a)(h)		1,336	1,536,740
NVA Holdings, Inc. 6.875%, 4/01/26(a)	U.S.$	5,622	6,027,234
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		7,538	7,730,249

			37,996,720

REITS – 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(a)		5,461	5,701,743
GEO Group, Inc. (The) 6.00%, 4/15/26		995	785,469
Iron Mountain, Inc. 4.875%, 9/15/27(a)		135	139,173
5.25%, 3/15/28(a)		10,718	11,268,391
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(a)		4,572	5,148,433
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(a)		10,358	10,178,278

			33,221,487

			385,979,995

Utility – 0.6%
Electric – 0.6%
Calpine Corp. 5.375%, 1/15/23		6,013	6,111,006
5.50%, 2/01/24		6,240	6,299,692
NRG Energy, Inc. 6.625%, 1/15/27		135	146,787
Talen Energy Supply LLC 6.50%, 6/01/25		8,459	6,353,555
7.25%, 5/15/27(a)		1,954	1,948,615
10.50%, 1/15/26(a)		5,936	5,037,076
Texas Competitive/TCEH 11.50%, 10/01/20(c)(d)(e)(f)		2,679	– 0	–

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Operations Co. LLC 5.625%, 2/15/27(a)	U.S.$	7,170	$7,637,233

			33,533,964

Total Corporates – Non-Investment Grade (cost $1,747,936,580)			1,679,335,228

GOVERNMENTS – TREASURIES – 18.0%
Colombia – 0.5%
Colombian TES Series B 7.00%, 5/04/22	COP	11,183,200	3,464,278
10.00%, 7/24/24		79,950,000	28,317,675

			31,781,953

Indonesia – 3.4%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	146,831,000	11,422,630
Series FR70 8.375%, 3/15/24		88,097,000	6,734,208
Series FR77 8.125%, 5/15/24		1,672,055,000	127,039,015
Series FR78 8.25%, 5/15/29		575,430,000	44,560,263

			189,756,116

Mexico – 0.6%
Mexican Bonos Series M 20 8.50%, 5/31/29	MXN	555,178	32,232,039

Russia – 1.0%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	254,534	4,129,784
Series 6212 7.05%, 1/19/28		1,270,000	20,741,666
Series 6217 7.50%, 8/18/21		1,919,448	30,734,816

			55,606,266

United States – 12.5%
U.S. Treasury Bonds 6.125%, 11/15/27(o)(p)(q)	U.S.$	63,500	84,921,331
8.00%, 11/15/21(o)		6,600	7,443,563
8.75%, 8/15/20(b)		17,860	18,828,348

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.625%, 8/15/29	U.S.$	93,000	$92,447,812
2.375%, 5/15/29(o)		449,200	476,432,750
2.625%, 2/15/29		1,000	1,081,406
3.125%, 11/15/28(q)		21,000	23,552,813

			704,708,023

Total Governments – Treasuries (cost $979,445,664)			1,014,084,397

EMERGING MARKETS – SOVEREIGNS – 10.3%
Angola – 0.4%
Angolan Government International Bond 8.25%, 5/09/28(a)		4,200	4,386,375
9.50%, 11/12/25(a)		16,192	18,236,240

			22,622,615

Argentina – 0.8%
Argentine Republic Government International Bond 5.625%, 1/26/22		3,951	1,670,532
5.875%, 1/11/28		6,571	2,513,408
6.875%, 1/26/27-1/11/48		75,239	29,662,875
7.50%, 4/22/26		14,894	6,264,789
7.82%, 12/31/33	EUR	8,048	4,297,257
Series NY 3.75%, 12/31/38	U.S.$	2,920	1,173,614

			45,582,475

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/28(a)		5,351	5,802,491

Bahrain – 0.4%
Bahrain Government International Bond 5.625%, 9/30/31(a)		1,797	1,883,508
6.75%, 9/20/29(a)		8,215	9,344,562
7.00%, 10/12/28(a)		7,504	8,653,050

			19,881,120

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(a)		7,229	7,960,936

Dominican Republic – 0.8%
Dominican Republic International Bond 5.95%, 1/25/27(a)		9,637	10,600,700
6.85%, 1/27/45(a)		9,000	10,158,750
6.875%, 1/29/26(a)		652	744,502

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.45%, 4/30/44(a)	U.S.$	5,621	$6,746,957
8.625%, 4/20/27(a)		12,151	14,596,389

			42,847,298

Ecuador – 0.5%
Ecuador Government International Bond 8.875%, 10/23/27(a)		17,851	16,740,891
10.50%, 3/24/20(a)		1,220	1,237,529
10.75%, 3/28/22-1/31/29(a)		7,439	7,639,712

			25,618,132

Egypt – 0.6%
Egypt Government International Bond 6.125%, 1/31/22(a)		22,826	23,596,378
6.20%, 3/01/24(a)		12,299	12,975,445

			36,571,823

El Salvador – 0.3%
El Salvador Government International Bond 5.875%, 1/30/25(a)		2,045	2,111,462
6.375%, 1/18/27(a)		6,513	6,830,509
7.125%, 1/20/50(a)		1,105	1,131,244
7.375%, 12/01/19(a)		1,495	1,499,205
7.625%, 9/21/34(a)		872	932,495
7.65%, 6/15/35(a)		263	286,916
7.75%, 1/24/23(a)		3,494	3,823,746
8.625%, 2/28/29(a)		759	901,787

			17,517,364

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(a)		14,182	14,106,258
6.95%, 6/16/25(a)		5,600	5,649,000

			19,755,258

Ghana – 0.1%
Ghana Government International Bond 10.75%, 10/14/30(a)		2,960	3,744,400

Honduras – 0.3%
Honduras Government International Bond 6.25%, 1/19/27(a)		11,553	12,394,203
7.50%, 3/15/24(a)		4,025	4,445,109
8.75%, 12/16/20(a)		1,870	1,988,628

			18,827,940

Iraq – 0.2%
Iraq International Bond 5.80%, 1/15/28(a)		533	511,014
6.752%, 3/09/23(a)		13,445	13,550,039

			14,061,053

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	588	$710,105
5.875%, 10/17/31(a)		4,100	4,659,188
6.375%, 3/03/28(a)	U.S.$	20,691	21,363,457
6.625%, 3/22/48(a)	EUR	1,429	1,575,834

			28,308,584

Kenya – 0.6%
Kenya Government International Bond 6.875%, 6/24/24(a)	U.S.$	13,375	14,227,656
7.00%, 5/22/27(a)		4,272	4,469,580
7.25%, 2/28/28(a)		11,786	12,404,765

			31,102,001

Lebanon – 0.2%
Lebanon Government International Bond 6.65%, 4/22/24(a)		2,476	1,411,320
6.85%, 3/23/27(a)		3,010	1,670,550
Series G 6.20%, 2/26/25(a)		6,031	3,437,670
6.60%, 11/27/26(a)		8,942	4,962,810

			11,482,350

Mongolia – 0.3%
Mongolia Government International Bond 5.125%, 12/05/22(a)		14,564	14,782,460
10.875%, 4/06/21(a)(b)		2,400	2,634,000

			17,416,460

Namibia – 0.2%
Namibia International Bonds 5.25%, 10/29/25(a)		9,000	9,163,125

Nigeria – 0.7%
Nigeria Government International Bond 6.375%, 7/12/23(a)		4,303	4,528,951
6.50%, 11/28/27(a)		2,246	2,250,913
6.75%, 1/28/21(a)		3,327	3,444,485
7.625%, 11/21/25(a)		24,107	26,261,563
7.875%, 2/16/32(a)		2,864	2,953,500

			39,439,412

Oman – 0.5%
Oman Government International Bond 4.125%, 1/17/23(a)		11,935	11,979,756
4.75%, 6/15/26(a)		12,837	12,451,890
4.875%, 2/01/25(a)		1,562	1,569,810

			26,001,456

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/27(a)	U.S.$	395	$394,506

Senegal – 0.4%
Senegal Government International Bond 6.25%, 5/23/33(a)		11,075	11,320,726
6.75%, 3/13/48(a)		11,674	11,462,409
8.75%, 5/13/21(a)		1,137	1,233,645

			24,016,780

Sri Lanka – 0.5%
Sri Lanka Government International Bond 5.75%, 4/18/23(a)		8,000	8,022,500
6.125%, 6/03/25(a)		2,800	2,761,500
6.20%, 5/11/27(a)		4,509	4,321,595
6.85%, 3/14/24(a)		6,762	6,985,065
7.85%, 3/14/29(a)		4,696	4,844,558

			26,935,218

Turkey – 0.6%
Turkey Government International Bond 3.25%, 3/23/23		12,520	11,894,000
4.875%, 10/09/26		9,100	8,534,094
7.375%, 2/05/25		5,635	6,050,581
7.50%, 11/07/19		7,040	7,037,800

			33,516,475

Ukraine – 0.7%
Ukraine Government International Bond 7.75%, 9/01/22-9/01/24(a)		35,588	38,061,787

Venezuela – 0.1%
Venezuela Government International Bond 7.65%, 4/21/25(f)(g)(j)		6,636	630,420
9.00%, 5/07/23(f)(g)(j)		538	51,110
9.25%, 9/15/27(d)(f)(g)		34,020	3,231,900
9.25%, 5/07/28(f)(g)(j)		1,500	142,500

			4,055,930

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		7,993	5,645,056

Total Emerging Markets – Sovereigns (cost $603,631,357)			576,332,045

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 9.6%
Financial Institutions – 5.9%
Banking – 3.3%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(a)	U.S.$	1,122	$1,212,940
Ally Financial, Inc. 8.00%, 11/01/31		8,413	11,628,661
Bank of America Corp. Series AA 6.10%, 3/17/25(m)		7,966	8,792,472
Series B 8.05%, 6/15/27		11,735	15,256,274
Series X 6.25%, 9/05/24(m)		521	576,932
Series Z 6.50%, 10/23/24(m)		4,009	4,525,788
Barclays Bank PLC 6.86%, 6/15/32(a)(m)		838	987,811
BNP Paribas SA 6.75%, 3/14/22(a)(m)		1,253	1,320,863
7.625%, 3/30/21(a)(m)		1,591	1,671,209
BPCE SA 5.70%, 10/22/23(a)		241	267,086
Credit Agricole SA 6.50%, 6/23/21(a)(m)	EUR	3,556	4,284,148
8.125%, 12/23/25(a)(m)	U.S.$	13,944	16,675,551
HSBC Holdings PLC Series E 4.75%, 7/04/29(a)(m)	EUR	24,600	29,240,377
ING Groep NV 6.50%, 4/16/25(m)	U.S.$	1,847	1,962,437
6.875%, 4/16/22(a)(m)		1,142	1,206,741
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		3,198	3,329,710
5.71%, 1/15/26(a)		860	921,202
JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(m)		7,655	7,912,928
Series V 5.419% (LIBOR 3 Month + 3.32%), 1/01/20(m)(n)		2,638	2,654,469
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(m)		3,709	4,134,556
6.657%, 5/21/37(a)(m)		1,801	2,032,969

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 4.302%, 3/08/29(a)	U.S.$	7,440	$8,113,647
Nordea Bank Abp 6.625%, 3/26/26(a)(m)		18,000	19,644,084
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(m)		3,888	3,997,078
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,933,269
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,119	8,717,151
Skandinaviska Enskilda Banken AB 5.625%, 5/13/22(a)(m)		400	409,000
UBS Group AG 7.00%, 2/19/25(a)(m)		14,430	16,095,958

			184,505,311

Insurance – 2.1%
Aegon NV 5.50%, 4/11/48		5,138	5,527,861
Allstate Corp. (The) 6.50%, 5/15/57		10,811	13,325,185
American International Group, Inc. 6.82%, 11/15/37		1,938	2,561,734
Aon Corp. 8.205%, 1/01/27		2,495	3,179,057
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)	EUR	10,305	13,834,899
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		9,800	13,948,024
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	U.S.$	14,459	19,155,037
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,343,143
MetLife, Inc. 6.40%, 12/15/36		9,700	11,766,265
10.75%, 8/01/39		3,495	5,702,641
Nationwide Mutual Insurance Co. 4.409% (LIBOR 3 Month + 2.29%), 12/15/24(a)(n)		5,000	4,983,345
9.375%, 8/15/39(a)		4,546	7,782,743
Prudential Financial, Inc. 5.20%, 3/15/44		3,080	3,277,484
5.625%, 6/15/43		9,892	10,729,150
SCOR SE 3.00%, 6/08/46(a)	EUR	200	250,924

			118,367,492

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.5%
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24	U.S.$	622	$631,216
4.00%, 1/15/30		555	562,610
5.25%, 6/01/25		783	860,135
5.375%, 4/15/26		5,156	5,680,066
5.75%, 6/01/28		431	488,742
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 8/01/29		2,646	2,756,764
5.00%, 10/15/27		135	142,760
5.50%, 5/01/24		1,696	1,744,088
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		3,800	4,002,099
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	4,786,573
Service Properties Trust 4.35%, 10/01/24		5,535	5,662,073
4.75%, 10/01/26		2,770	2,844,095
Spirit Realty LP 4.45%, 9/15/26		1,180	1,267,823

			31,429,044

			334,301,847

Industrial – 3.7%
Basic – 0.4%
Anglo American Capital PLC 4.75%, 4/10/27(a)		4,031	4,354,867
4.875%, 5/14/25(a)		1,287	1,398,269
ArcelorMittal 6.75%, 3/01/41		4,782	5,711,143
7.00%, 10/15/39		3,241	3,961,124
Braskem Netherlands Finance BV 4.50%, 1/31/30(a)		4,552	4,500,380
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		1,464	1,660,076
Glencore Funding LLC 4.625%, 4/29/24(a)		1,733	1,857,916

			23,443,775

Capital Goods – 0.2%
Arconic, Inc. 5.90%, 2/01/27		805	897,995
General Electric Co. Series D 5.00%, 1/21/21(m)		12,108	11,687,877

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Textron Financial Corp. 3.893% (LIBOR 3 Month + 1.74%), 2/15/42(a)(n)	U.S.$	125	$94,294

			12,680,166

Communications - Media – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		6,755	7,447,793
5.375%, 5/01/47		2,993	3,275,509

			10,723,302

Communications - Telecommunications – 0.4%
Qwest Corp. 6.875%, 9/15/33		135	135,774
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		9,260	9,858,807
5.152%, 3/20/28(a)		9,160	9,971,384

			19,965,965

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 5.20%, 4/01/45		2,490	2,482,575
6.25%, 10/02/43		852	941,632
6.75%, 4/01/46		7,041	8,133,425
ZF North America Capital, Inc. 4.75%, 4/29/25(a)		6,470	6,777,209

			18,334,841

Consumer Cyclical - Entertainment – 0.2%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		7,400	7,873,097

Consumer Cyclical - Other – 0.7%
James Hardie International Finance DAC 4.75%, 1/15/25(a)		2,497	2,588,186
5.00%, 1/15/28(a)		2,181	2,282,975
Lennar Corp. 4.75%, 11/29/27		135	145,874
6.625%, 5/01/20		5,393	5,503,923
MDC Holdings, Inc. 6.00%, 1/15/43		11,963	12,490,449
Owens Corning 7.00%, 12/01/36		2,579	3,216,758

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Industries, Inc./NJ 4.75%, 1/15/28(a)	U.S.$	79	$81,848
6.00%, 10/15/25(a)		3,709	3,894,450
Toll Brothers Finance Corp. 4.875%, 3/15/27		8,180	8,901,190

			39,105,653

Consumer Non-Cyclical – 0.3%
CVS Health Corp. 4.78%, 3/25/38		14,840	16,534,164

Energy – 0.4%
AI Candelaria Spain SLU 7.50%, 12/15/28(a)		6,658	7,506,962
Cenovus Energy, Inc. 6.75%, 11/15/39		373	459,677
Energy Transfer Operating LP 7.60%, 2/01/24		3,200	3,678,758
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		2,969	4,098,330
7.80%, 8/01/31		2,662	3,620,498
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,100	2,119,587
TransCanada PipeLines Ltd. 4.368% (LIBOR 3 Month + 2.21%), 5/15/67(n)		2,500	2,055,478

			23,539,290

Technology – 0.6%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		7,586	8,663,682
8.35%, 7/15/46(a)		2,793	3,728,373
Micron Technology, Inc. 5.50%, 2/01/25		1,367	1,404,137
Seagate HDD Cayman 4.75%, 1/01/25		4,736	4,976,480
4.875%, 6/01/27		9,443	9,963,876
Western Digital Corp. 4.75%, 2/15/26		5,209	5,319,754

			34,056,302

			206,256,555

Total Corporates – Investment Grade (cost $488,222,172)			540,558,402

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.1%
Risk Share Floating Rate – 6.5%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(a)(n)	U.S.$	11,207	$11,229,092
Series 2018-3A, Class M2 4.573% (LIBOR 1 Month + 2.75%), 10/25/28(a)(n)		5,635	5,648,407
Series 2019-3A, Class M1C 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(a)(n)		8,472	8,489,351
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 6.173% (LIBOR 1 Month + 4.35%), 4/25/31(a)(n)		2,685	2,904,343
Eagle Re Ltd. Series 2018-1, Class M2 4.823% (LIBOR 1 Month + 3.00%), 11/25/28(a)(n)		1,084	1,085,065
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class B 13.323% (LIBOR 1 Month + 11.50%), 1/25/25(n)		16,727	22,186,496
Series 2015-DNA2, Class B 9.373% (LIBOR 1 Month + 7.55%), 12/25/27(n)		16,133	19,269,175
Series 2015-DNA3, Class B 11.173% (LIBOR 1 Month + 9.35%), 4/25/28(n)		7,520	9,639,083
Series 2015-HQ2, Class B 9.773% (LIBOR 1 Month + 7.95%), 5/25/25(n)		291	346,082
Series 2015-HQA1, Class B 10.623% (LIBOR 1 Month + 8.80%), 3/25/28(n)		9,089	11,163,345
Series 2015-HQA2, Class B 12.323% (LIBOR 1 Month + 10.50%), 5/25/28(n)		6,971	9,211,822
Series 2016-DNA2, Class B 12.323% (LIBOR 1 Month + 10.50%), 10/25/28(n)		5,036	6,922,820

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA3, Class B 13.073% (LIBOR 1 Month + 11.25%), 12/25/28(n)	U.S.$	3,848	$5,364,158
Series 2016-DNA4, Class B 10.423% (LIBOR 1 Month + 8.60%), 3/25/29(n)		1,830	2,318,884
Series 2016-HQA1, Class B 14.573% (LIBOR 1 Month + 12.75%), 9/25/28(n)		2,992	4,320,355
Series 2016-HQA1, Class M3 8.173% (LIBOR 1 Month + 6.35%), 9/25/28(n)		11,066	12,186,856
Series 2016-HQA2, Class B 13.323% (LIBOR 1 Month + 11.50%), 11/25/28(n)		2,952	4,049,444
Series 2017-HQA2, Class M2 4.473% (LIBOR 1 Month + 2.65%), 12/25/29(n)		5,270	5,408,972
Series 2018-DNA1, Class M2 3.623% (LIBOR 1 Month + 1.80%), 7/25/30(n)		6,805	6,804,986
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 6.123% (LIBOR 1 Month + 4.30%), 2/25/25(n)		6,749	7,141,899
Series 2015-C01, Class 2M2 6.373% (LIBOR 1 Month + 4.55%), 2/25/25(n)		2,683	2,771,861
Series 2015-C02, Class 1M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(n)		3,357	3,538,584
Series 2015-C03, Class 1M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(n)		12,524	13,512,751
Series 2015-C04, Class 1M2 7.523% (LIBOR 1 Month + 5.70%), 4/25/28(n)		9,124	9,971,378
Series 2015-C04, Class 2M2 7.373% (LIBOR 1 Month + 5.55%), 4/25/28(n)		4,361	4,646,934
Series 2016-C01, Class 1B 13.573% (LIBOR 1 Month + 11.75%), 8/25/28(n)		4,040	5,820,938
Series 2016-C01, Class 1M2 8.573% (LIBOR 1 Month + 6.75%), 8/25/28(n)		10,226	11,306,606

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1B 14.073% (LIBOR 1 Month + 12.25%), 9/25/28(n)	U.S.$	2,889	$4,176,225
Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(n)		19,932	21,731,024
Series 2016-C03, Class 1B 13.573% (LIBOR 1 Month + 11.75%), 10/25/28(n)		7,123	10,137,441
Series 2016-C03, Class 2M2 7.723% (LIBOR 1 Month + 5.90%), 10/25/28(n)		18,509	19,972,800
Series 2016-C04, Class 1B 12.073% (LIBOR 1 Month + 10.25%), 1/25/29(n)		10,742	14,413,109
Series 2016-C05, Class 2B 12.768% (LIBOR 1 Month + 10.75%), 1/25/29(n)		11,290	15,064,189
Series 2016-C05, Class 2M2 6.273% (LIBOR 1 Month + 4.45%), 1/25/29(n)		5,800	6,101,689
Series 2016-C06, Class 1B 11.073% (LIBOR 1 Month + 9.25%), 4/25/29(n)		8,512	10,957,761
Series 2016-C07, Class 2B 11.323% (LIBOR 1 Month + 9.50%), 5/25/29(n)		10,037	12,709,526
Series 2018-C01, Class 1B1 5.373% (LIBOR 1 Month + 3.55%), 7/25/30(n)		5,759	5,981,149
Series 2018-C01, Class 1M2 4.073% (LIBOR 1 Month + 2.25%), 7/25/30(n)		11,003	11,097,940
Home Re Ltd. Series 2018-1, Class M2 4.823% (LIBOR 1 Month + 3.00%), 10/25/28(a)(n)		6,040	6,113,974
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.323% (LIBOR 1 Month + 5.50%), 10/25/25(j)(n)		7,643	8,366,153
STACR Trust Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(a)(n)		893	894,136

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.073% (LIBOR 1 Month + 5.25%), 11/25/25(j)(n)	U.S.$	4,789	$5,392,259
Series 2015-WF1, Class 2M2 7.323% (LIBOR 1 Month + 5.50%), 11/25/25(j)(n)		2,977	3,421,799

			363,790,861

Non-Agency Fixed Rate – 0.5%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/25/36		2,943	2,408,551
Series 2006-24CB, Class A16 5.75%, 8/25/36		563	460,499
Series 2006-26CB, Class A6 6.25%, 9/25/36		245	190,402
Series 2006-26CB, Class A8 6.25%, 9/25/36		928	719,510
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,189	1,052,320
Series 2006-HY12, Class A5 3.935%, 8/25/36		4,742	4,976,933
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,288	1,150,523
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,056	893,980
Series 2007-15CB, Class A19 5.75%, 7/25/37		572	507,986
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		654	643,896
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.327%, 5/25/47		727	688,519
Series 2007-4, Class 22A1 4.008%, 6/25/47		3,008	2,900,697
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		601	346,733
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.791%, 9/25/47		756	722,469
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.583%, 3/25/37		554	559,148

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37	U.S.$	1,080	$1,081,145
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,279	1,011,612
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 4.175%, 6/25/36		684	635,161
Series 2006-FA3, Class A9 6.00%, 7/25/36		1,010	774,431
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.626%, 9/25/35		2,197	1,966,345
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,716	1,658,929
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		709	569,036
Series 2007-A1, Class A8 6.00%, 3/25/37		985	554,398
Series 2007-A5, Class 2A3 6.00%, 5/25/37		307	259,307
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.582%, 10/25/36		1,873	859,067
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.434%, 12/28/37		3,082	3,062,372

			30,653,969

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 2.423% (LIBOR 1 Month + 0.60%), 4/25/37(n)		2,589	1,069,403
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 2.423% (LIBOR 1 Month + 0.60%), 8/25/37(n)		491	303,928
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.073% (LIBOR 1 Month + 0.25%), 4/25/37(n)		1,272	536,762

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman Mortgage Trust Series 2007-1, Class 3A1 2.073% (LIBOR 1 Month + 0.25%), 2/25/37(n)	U.S.$	2,878	$467,599
Series 2007-1, Class 3A2 5.427% (7.25% – LIBOR 1 Month), 2/25/37(n)(r)		2,853	763,130
Lehman XS Trust Series 2007-16N, Class 2A2 2.673% (LIBOR 1 Month + 0.85%), 9/25/47(n)		718	715,664
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 1.983% (LIBOR 1 Month + 0.16%), 2/25/37(n)		768	637,493
Series 2007-2, Class 1A3 2.153% (LIBOR 1 Month + 0.33%), 5/25/37(n)		745	720,049

			5,214,028

Total Collateralized Mortgage Obligations (cost $354,448,628)			399,658,858

BANK LOANS – 6.0%
Industrial – 5.6%
Basic – 0.1%
Nouryon Finance B.V. (aka AkzoNobel) 5.190% (LIBOR 1 Month + 3.25%), 10/01/25(s)		2,909	2,833,243

Capital Goods – 0.8%
Apex Tool Group, LLC 7.286% (LIBOR 1 Month + 5.50%), 8/01/24(s)		16,400	15,576,712
Brookfield WEC Holdings Inc. (aka Westinghouse Electric Company LLC) 5.286% (LIBOR 1 Month + 3.50%), 8/01/25(s)		8,703	8,641,059
BWay Holding Company 5.234% (LIBOR 3 Month + 3.25%), 4/03/24(s)		5,167	5,023,225
Gardner Denver, Inc. 4.536% (LIBOR 1 Month + 2.75%), 7/30/24(s)		3,281	3,285,995
Granite Holdings US Acquisition Corporation 7.354% (LIBOR 3 Month + 5.25%), 9/30/26(c)(s)		8,471	8,005,095

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 L P 5.300% (LIBOR 1 Month + 3.50%), 4/30/26(s)	U.S.$	2,950	$2,906,989
Transdigm Inc. 4.286% (LIBOR 1 Month + 2.50%), 6/09/23(s)		2,287	2,275,369
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.286% (LIBOR 1 Month + 2.50%), 10/23/25(c)(s)		560	554,871

			46,269,315

Communications - Media – 0.3%
Clear Channel Outdoor Holdings, Inc. 5.286% (LIBOR 1 Month + 3.50%), 8/21/26(s)		1,771	1,773,601
Diamond Sports Group, LLC 5.080% (LIBOR 1 Month + 3.25%), 8/24/26(s)		1,630	1,635,919
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.032% (LIBOR 1 Month + 4.00%), 5/01/26(s)		3,008	3,016,071
LCPR Loan Financing LLC 10/15/26(t)		3,139	3,156,874
Univision Communications Inc. 4.536% (LIBOR 1 Month + 2.75%), 3/15/24(s)		5,500	5,298,535

			14,881,000

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. 6.432% (LIBOR 6 Month + 4.50%), 1/02/24(s)		556	561,812
6.625%, 1/02/24		933	953,466
West Corporation 5.786% (LIBOR 1 Month + 4.00%), 10/10/24(s)		21	17,621
5.927% (LIBOR 3 Month + 4.00%), 10/10/24(s)		8,326	6,907,339

			8,440,238

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 5.420% (LIBOR 1 Month + 3.50%), 11/06/24(s)		2,683	2,650,809

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.2%
Merlin Entertainments PLC 10/16/26(t)	U.S.$	3,919	$3,931,654
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.786% (LIBOR 1 Month + 3.00%), 4/01/24(s)		4,820	4,798,440

			8,730,094

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.536% (LIBOR 1 Month + 2.75%), 12/23/24(s)		10,462	10,299,318
Scientific Games International, Inc. 4.536% (LIBOR 1 Month + 2.75%), 8/14/24(s)		4,886	4,826,361
Stars Group Holdings B.V. 5.604% (LIBOR 3 Month + 3.50%), 7/10/25(s)		1,777	1,783,366

			16,909,045

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (aka Arby’s / Buffalo Wild Wings) 5.193% (LIBOR 2 Month + 3.25%), 2/05/25(s)		13	13,091
5.216% (LIBOR 3 Month + 3.25%), 2/05/25(s)		5,190	5,144,902
Whatabrands LLC 5.516% (LIBOR 3 Month + 3.25%), 8/02/26(s)		2,181	2,185,916

			7,343,909

Consumer Cyclical - Retailers – 0.3%
Bass Pro Group, LLC 9/25/24(t)		2,675	2,577,004
PetSmart, Inc. 5.930% (LIBOR 1 Month + 4.00%), 3/11/22(s)		5,851	5,696,055
Serta Simmons Bedding, LLC 9.846% (LIBOR 1 Month + 8.00%), 11/08/24(s)		8,741	2,298,444
Specialty Building Products Holdings, LLC 7.536% (LIBOR 1 Month + 5.75%), 10/01/25(s)		7,436	7,377,385

			17,948,888

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.5%
Acadia Healthcare Company, Inc. 4.286% (LIBOR 1 Month + 2.50%), 2/16/23(s)	U.S.$	2,435	$2,437,087
Air Medical Group Holdings, Inc. 5.096% (LIBOR 1 Month + 3.25%), 4/28/22(s)		13,238	11,860,587
6.036% (LIBOR 1 Month + 4.25%), 3/14/25(s)		5,315	4,752,746
Aldevron, L.L.C. 6.232% (LIBOR 3 Month + 4.25%), 10/12/26(c)(s)		4,470	4,483,991
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 9.536% (LIBOR 1 Month + 7.75%), 9/26/25(s)		9,497	8,084,037
Arbor Pharmaceuticals, LLC 7.104% (LIBOR 3 Month + 5.00%), 7/05/23(s)		6,621	6,033,660
athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(s)		11,127	11,025,966
BI-LO, LLC 10.085% (LIBOR 3 Month + 8.00%), 5/31/24(s)		7,058	6,590,732
10.127% (LIBOR 3 Month + 8.00%), 5/31/24(s)		6,886	6,430,111
10.187% (LIBOR 3 Month + 8.00%), 5/31/24(s)		7,219	6,740,821
Mallinckrodt International Finance S.A. 4.854% (LIBOR 3 Month + 2.75%), 9/24/24(s)		5,135	4,012,395
Regionalcare Hospital Partners Holdings, Inc. 6.304% (LIBOR 1 Month + 4.50%), 11/16/25(s)		6,727	6,706,580
U.S. Renal Care, Inc. 6.786% (LIBOR 1 Month + 5.00%), 6/26/26(s)		8,410	7,753,684

			86,912,397

Energy – 0.4%
California Resources Corporation 12.175% (LIBOR 1 Month + 10.38%), 12/31/21(s)		12,618	8,327,589
CITGO Petroleum Corporation 7.104% (LIBOR 3 Month + 5.00%), 3/28/24(c)(s)		3,130	3,130,455

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triton Solar US Acquisition Co. 7.786% (LIBOR 1 Month + 6.00%), 10/29/24(c)(s)	U.S.$	14,425	$11,828,806

			23,286,850

Other Industrial – 0.1%
American Tire Distributors, Inc. 8.150% (LIBOR 3 Month + 6.00%), 9/01/23(d)(s)		1,711	1,699,750
9.624% (LIBOR 3 Month + 7.50%), 9/02/24(d)(s)		5,144	4,599,264
Core & Main LP 4.761% (LIBOR 1 Month + 2.75%), 8/01/24(s)		642	626,305
4.761% (LIBOR 1 Month + 2.75%), 8/01/24(s)		260	253,626
4.882% (LIBOR 3 Month + 2.75%), 8/01/24(c)(s)		577	563,613

			7,742,558

Services – 0.7%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 6.507% (LIBOR 3 Month + 4.25%), 7/10/26(s)		1,419	1,408,303
Garda World Security Corporation 10/30/26(t)		822	816,780
Parexel International Corporation 4.536% (LIBOR 1 Month + 2.75%), 9/27/24(s)		1,291	1,231,333
Pi Lux Finco SARL 9.036% (LIBOR 1 Month + 7.25%), 1/01/26(c)(s)		21,800	21,091,500
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 5.536% (LIBOR 1 Month + 3.75%), 10/01/25(s)		5,594	5,620,735
Team Health Holdings, Inc. 4.536% (LIBOR 1 Month + 2.75%), 2/06/24(s)		4,945	3,795,013
Verscend Holding Corp. 6.286% (LIBOR 1 Month + 4.50%), 8/27/25(s)		7,901	7,900,913

			41,864,577

Technology – 0.5%
Avaya Inc. 6.164% (LIBOR 1 Month + 4.25%), 12/15/24(s)		3,583	3,410,826

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.171% (LIBOR 1 Month + 4.25%), 12/15/24(s)	U.S.$	2,138	$2,034,771
Boxer Parent Company Inc. (aka BMC Software, Inc.) 6.036% (LIBOR 1 Month + 4.25%), 10/02/25(s)		8,948	8,267,024
Solera, LLC (Solera Finance, Inc.) 4.536% (LIBOR 1 Month + 2.75%), 3/03/23(s)		13,582	13,448,996
Veritas US Inc. 6.286% (LIBOR 1 Month + 4.50%), 1/27/23(s)		3,062	2,838,453
6.604% (LIBOR 3 Month + 4.50%), 1/27/23(s)		598	554,344

			30,554,414

			316,367,337

Financial Institutions – 0.4%
Finance – 0.1%
Ellie Mae, Inc. 5.863% (LIBOR 2 Month + 4.00%), 4/17/26(t)		5,802	5,763,438
Jefferies Finance LLC 5.750% (LIBOR 1 Month + 3.75%), 6/03/26(c)(s)		1,700	1,667,870

			7,431,308

Insurance – 0.3%
Hub International Limited 4/25/25(t)		6,341	6,328,567
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 5.786% (LIBOR 1 Month + 4.00%), 9/03/26(t)		7,664	7,598,982

			13,927,549

			21,358,857

Total Bank Loans (cost $360,272,421)			337,726,194

EMERGING MARKETS – TREASURIES – 4.0%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/26(d)	ARS	55,682	343,110
18.20%, 10/03/21(d)		195,382	1,110,937

			1,454,047

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 3.4%
Brazil Letras do Tesouro Nacional Zero Coupon, 4/01/20	BRL	403,000	$98,818,780
Series LTN Zero Coupon, 1/01/20		240,070	59,471,274
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21		132,114	34,988,952

			193,279,006

Dominican Republic – 0.2%
Dominican Republic International Bond 12.00%, 1/20/22(a)	DOP	347,740	6,854,300
15.95%, 6/04/21(a)		52,700	1,099,196

			7,953,496

South Africa – 0.4%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	133,000	8,856,296
Series 2030 8.00%, 1/31/30		201,073	12,249,652

			21,105,948

Total Emerging Markets – Treasuries (cost $238,115,338)			223,792,497

EMERGING MARKETS – CORPORATE BONDS – 3.5%
Industrial – 3.1%
Basic – 0.8%
Consolidated Energy Finance SA 6.875%, 6/15/25(a)	U.S.$	8,033	7,886,438
CSN Resources SA 6.50%, 7/21/20(a)		4,089	4,151,613
7.625%, 2/13/23-4/17/26(a)		6,354	6,548,455
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		365	367,555
7.25%, 5/15/22(a)(b)		7,096	7,110,994
7.25%, 4/01/23(a)		3,558	3,585,386
Vedanta Resources Finance II PLC 8.00%, 4/23/23(a)		3,386	3,422,687
9.25%, 4/23/26(a)		1,140	1,140,465
Vedanta Resources Ltd. 6.375%, 7/30/22(a)		9,505	9,412,920

			43,626,513

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Indika Energy Capital III Pte Ltd. 5.875%, 11/09/24(a)	U.S.$	659	$628,027
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)(f)(g)		537	39,030
5.25%, 6/27/29(a)(f)(g)		9,173	656,442
7.125%, 6/26/42(a)(f)(g)		17,280	1,139,401

			2,462,900

Communications - Telecommunications – 0.4%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 2/06/24(a)		3,473	3,576,105
Digicel Group One Ltd. 8.25%, 12/30/22(j)		7,246	4,245,767
Digicel Group Two Ltd. 8.25%, 9/30/22(a)		7,887	1,971,750
9.125% (7.125% Cash and 2.00% PIK), 4/01/24(a)(h)		1,150	200,213
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	2,792,578
Millicom International Cellular SA 6.25%, 3/25/29(a)		2,823	3,074,354
6.625%, 10/15/26(a)		2,501	2,714,656
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(a)		1,282	1,415,007
Network i2i Ltd. 5.65%, 1/15/25(a)(m)		2,780	2,611,810

			22,602,240

Consumer Cyclical - Other – 0.3%
Melco Resorts Finance Ltd. 5.625%, 7/17/27(a)		3,599	3,754,304
MGM China Holdings Ltd. 5.375%, 5/15/24(a)		1,771	1,857,032
5.875%, 5/15/26(a)		1,895	2,012,619
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		2,594	2,581,030
Studio City Co., Ltd. 5.875%, 11/30/19(a)		5,102	5,104,551
Wynn Macau Ltd. 4.875%, 10/01/24(a)		1,845	1,859,241
5.50%, 10/01/27(a)		1,100	1,129,384

			18,298,161

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(h)(j)		5,142	12,918

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

K2016470260 South Africa Ltd. 25.00%, 12/31/22(h)(j)	U.S.$	1,944	$41,376
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(a)		360	324,000

			378,294

Consumer Non-Cyclical – 0.8%
BRF GmbH 4.35%, 9/29/26(a)		1,220	1,218,008
Cosan Ltd. 5.50%, 9/20/29(a)		2,027	2,110,111
MARB BondCo PLC 6.875%, 1/19/25(a)		9,461	9,874,673
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		4,150	4,322,484
Minerva Luxembourg SA 6.50%, 9/20/26(a)		11,309	11,846,177
Rede D’or Finance SARL 4.95%, 1/17/28(a)		2,562	2,591,455
Tonon Luxembourg SA 6.50%, 10/31/24(c)(e)(h)(j)		2,058	61,746
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(a)		8,936	9,287,855
USJ Acucar e Alcool SA 10.50%, 11/09/23(a)(h)		1,781	1,395,125
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(i)(j)		13,674	511,367
10.875%, 1/13/20(f)(g)(j)		2,500	448,125
11.75%, 2/09/22(f)(g)(j)		13,613	338,964

			44,006,090

Energy – 0.4%
Medco Oak Tree Pte Ltd. 7.375%, 5/14/26(a)		1,100	1,115,869
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(a)		4,208	4,255,340
Mongolian Mining Corp./Energy Resources LLC 9.25%, 4/15/24(a)		3,890	3,578,800
MV24 Capital BV 6.748%, 6/01/34(a)		3,174	3,313,212
Petrobras Global Finance BV 5.093%, 1/15/30(a)		2,374	2,512,981
7.375%, 1/17/27		4,123	4,992,640
8.75%, 5/23/26		3,286	4,206,080
YPF SA 16.50%, 5/09/22(j)	ARS	130,377	654,089

			24,629,011

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(a)	U.S.$	5,872	$6,117,890

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		1,427	1,439,461
Latam Finance Ltd. 7.00%, 3/01/26(a)		6,000	6,471,738

			7,911,199

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,510	2,688,963

			172,721,261

Utility – 0.2%
Electric – 0.2%
AES El Salvador Trust II 6.75%, 3/28/23(a)		1,220	1,220,000
AES Gener SA 6.35%, 10/07/79(a)		2,632	2,638,383
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(a)		1,975	2,302,726
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(a)		2,942	3,165,408
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 4/24/33(a)		2,127	2,233,392
Terraform Global Operating LLC 6.125%, 3/01/26(j)		2,074	2,125,850

			13,685,759

Financial Institutions – 0.2%
Finance – 0.1%
Unifin Financiera SAB de CV 7.00%, 1/15/25(a)		4,281	4,255,581

Insurance – 0.0%
Ambac LSNI LLC 7.104% (LIBOR 3 Month + 5.00%), 2/12/23(a)(n)		93	94,014

REITS – 0.1%
China Evergrande Group 8.25%, 3/23/22(a)		3,000	2,778,750

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scenery Journey Ltd. 11.00%, 11/06/20(a)	U.S.$	2,700	$2,767,500

			5,546,250

			9,895,845

Total Emerging Markets – Corporate Bonds (cost $260,378,193)			196,302,865

		Shares
COMMON STOCKS – 2.2%
Energy – 0.8%
Energy Equipment & Services – 0.5%
Tervita Corp.(f)		5,617,865	29,857,304

Oil, Gas & Consumable Fuels – 0.3%
Berry Petroleum Corp.		739,657	6,945,379
CHC Group LLC(f)(l)		255,317	63,829
Golden Energy Offshore Services AS(d)(f)		3,360,247	1,715,292
Halcon Res Corp.(c)(d)(e)(f)		135	1,958
K201640219 (South Africa) Ltd. A Shares(c)(d)(e)(f)		64,873,855	65
K201640219 (South Africa) Ltd. B Shares(c)(d)(e)(f)		10,275,684	10
Paragon Offshore Ltd. – Class A(c)(d)(f)		62,040	12,408
Paragon Offshore Ltd. – Class B(c)(d)(f)		93,060	1,395,900
Peabody Energy Corp.		78,983	831,691
Roan Resources, Inc.(f)		3,238	4,857
Vantage Drilling International(c)(d)(f)		30,215	5,589,775

			16,561,164

			46,418,468

Financials – 0.7%
Consumer Finance – 0.1%
Paysafe Group Ltd.(c)(d)(e)(f)		17,342	3,008,664

Insurance – 0.6%
Mt. Logan Re Ltd. (Preference Shares)(c)(f)(l)		12,695	12,003,323
Mt. Logan Re Ltd. (Preference Shares) (Series 4)(c)(f)(l)		25,000	24,095,772

			36,099,095

			39,107,759

Consumer Discretionary – 0.2%
Auto Components – 0.1%
ATD New Holdings, Inc.(c)(d)(f)		161,762	4,529,336
Exide Corp.(c)(d)(e)(f)		1,184,991	1,113,892

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Exide Technologies(c)(d)(e)(f)	332,502	$312,552

		5,955,780

Automobiles – 0.1%
Liberty Tire Recycling LLC(c)(d)(e)(f)	12,278	1,520,609

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(f)	69,118	848,769

		8,325,158

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc. Npv(c)(d)(e)(f)	252,989	8,222,143

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(f)	501,231	6,059,883
Monitronics International, Inc.(f)	128,497	989,427
Monitronics International, Inc.(c)(d)(e)(f)	129,032	894,191

		7,943,501

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(d)(e)(f)	5,004,988	60,060
Constellium SE – Class A(f)	468,424	6,244,092
Neenah Enterprises, Inc.(c)(d)(e)(f)	49,578	36,192

		6,340,344

Communication Services – 0.1%
Media – 0.1%
Clear Channel Outdoor Holdings, Inc.(f)	322,017	750,299
iHeartMedia, Inc. – Class A(d)(f)	163,002	2,337,449

		3,087,748

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(d)(e)(f)	14	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.(f)	109,384	1,723,892

Total Common Stocks (cost $171,927,812)		121,169,013

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Fixed Rate CMBS – 1.2%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 2/10/36(a)	U.S.$	5,344	$5,717,393
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.786%, 4/10/28(a)		1,820	1,827,439
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.39%, 4/10/46(u)		7,144	284,520
Commercial Mortgage Trust Series 2012-CR1, Class XA 1.858%, 5/15/45(u)		18,932	737,160
Series 2012-CR3, Class XA 1.862%, 10/15/45(u)		45,709	2,034,682
Series 2012-CR5, Class XA 1.53%, 12/10/45(u)		9,225	376,708
Series 2013-LC6, Class XA 1.346%, 1/10/46(u)		40,249	1,417,528
Series 2014-CR15, Class XA 0.943%, 2/10/47(u)		8,661	277,763
Series 2014-CR20, Class XA 1.035%, 11/10/47(u)		45,893	1,984,834
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.53%, 7/10/44(a)		2,500	2,600,739
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.504%, 2/10/46(u)		4,113	169,035
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.39%, 8/10/44(a)		7,937	8,213,691
Series 2013-GC13, Class D 4.083%, 7/10/46(a)		1,500	1,486,326
Series 2014-GC18, Class D 4.99%, 1/10/47(a)		2,261	1,894,317
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.132%, 6/15/45(a)		5,000	5,107,298
Series 2012-CBX, Class E 5.132%, 6/15/45(a)		6,521	6,292,140
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.614%, 11/15/45(a)(u)		26,306	990,274

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C19, Class D 3.25%, 12/15/47(a)	U.S.$	4,130	$3,972,118
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.63%, 12/10/45(a)(u)		3,235	126,066
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.23%, 6/15/44(a)		2,576	2,629,659
Series 2012-C6, Class D 5.582%, 4/15/45(a)		3,450	3,642,755
Series 2012-C7, Class XA 1.351%, 6/15/45(a)(u)		6,793	179,371
Series 2012-C8, Class E 4.886%, 8/15/45(a)		6,905	7,069,405
Series 2014-C20, Class D 3.986%, 5/15/47(a)		3,701	2,987,412
Series 2014-C21, Class D 3.497%, 8/15/47(a)		4,786	4,207,688

			66,226,321

Non-Agency Floating Rate CMBS – 0.2%
CLNS Trust Series 2017-IKPR, Class F 6.427% (LIBOR 1 Month + 4.50%), 6/11/32(a)(n)		7,273	7,314,089
DBWF Mortgage Trust Series 2018-GLKS, Class E 4.865% (LIBOR 1 Month + 3.02%), 11/19/35(a)(n)		4,707	4,733,691
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 6.671% (LIBOR 1 Month + 4.75%), 5/15/36(a)(n)		1,702	1,701,973

			13,749,753

Total Commercial Mortgage-Backed Securities (cost $77,087,558)			79,976,074

ASSET-BACKED SECURITIES – 1.0%
Other ABS - Fixed Rate – 0.8%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-4, Class PT 8.511%, 5/15/43(c)(j)		3,850	3,782,636

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-7, Class PT 8.44%, 6/15/43(a)(c)	U.S.$	3,652	$3,556,665
Series 2018-12, Class PT 11.46%, 6/15/43(a)(c)		2,833	2,780,576
Series 2019-24, Class PT 9.09%, 8/15/44(a)(c)		3,047	2,943,795
Series 2019-36, Class PT 15.13%, 10/17/44(a)(c)		3,344	3,283,866
Series 2019-43, Class PT 7.995%, 11/15/44(a)(c)		2,735	2,710,487
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.62%, 3/16/43(c)(j)		910	884,448
Marlette Funding Trust Series 2019-1A, Class C 4.42%, 4/16/29(a)(c)		3,044	3,106,986
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(c)(e)(j)		6,558	1,775,131
Series 2016-5, Class R Zero Coupon, 9/25/28(c)(e)(j)		73	962,784
Series 2017-2, Class R Zero Coupon, 2/25/26(c)(e)(j)		45	1,040,609
Series 2017-3, Class R Zero Coupon, 5/25/26(c)(e)(j)		56	2,184,000
Series 2017-5, Class R1 Zero Coupon, 9/25/26(c)(e)(j)		80	3,031,576
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(c)(e)(j)		114	6,380,812
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)(c)		4,644	4,954,779

			43,379,150

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(c)		799	433,208
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(c)		2,108	2,111,053
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(c)		1,341	1,181,590

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-10, Class AF3 5.985%, 6/25/36(c)	U.S.$	1,446	$645,165
Series 2006-6, Class AF4 6.121%, 3/25/36(c)		3,563	1,697,576
Series 2006-6, Class AF5 6.241%, 3/25/36(c)		2,883	1,373,367
Lehman XS Trust Series 2007-6, Class 3A5 4.652%, 5/25/37(c)		172	170,180

			7,612,139

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 5/15/26(a)		6,065	6,233,172
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 6/15/26(a)		791	829,598

			7,062,770

Total Asset-Backed Securities (cost $79,659,543)			58,054,059

		Shares
INVESTMENT COMPANIES – 0.7%
Funds and Investment Trusts – 0.7%
iShares JP Morgan USD Emerging Markets Bond ETF(v) (cost $37,132,556)		340,000	38,624,000

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24(a)	U.S.$	2,974	3,376,419
8.375%, 11/07/28(a)		7,879	9,247,976

			12,624,395

Mexico – 0.2%
Petroleos Mexicanos 6.49%, 1/23/27(a)		2,418	2,576,379
6.50%, 1/23/29		1,952	2,035,936
6.84%, 1/23/30(a)		3,614	3,853,428
7.69%, 1/23/50(a)		724	785,395

			9,251,138

United States – 0.1%
Citgo Holding, Inc. 9.25%, 8/01/24(a)		2,595	2,715,042

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/26(f)(g)(j)	U.S.$	5,000	$306,250

Total Quasi-Sovereigns (cost $26,106,591)			24,896,825

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
GMAC Capital Trust I Series 2 7.943%		51,850	1,369,359
Paysafe Holdings UK Ltd. 0.00%(c)(d)(e)(f)		4,967,032	4,967,032

			6,336,391

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		102,401	2,911,260

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		64,000	1,620,480

			10,868,131

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	6,531,200

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		54,000	1,288,980

Total Preferred Stocks (cost $18,138,860)			18,688,311

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 2/15/44(a)	COP	14,562,910	4,351,639

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fideicomiso PA Costera 6.25%, 1/15/34(a)	COP	7,580,000	$2,357,571
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(j)		36,247,335	11,742,850

Total Inflation-Linked Securities (cost $17,923,962)			18,452,060

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/40	U.S.$	1,200	2,024,760
7.625%, 3/01/40		1,250	2,035,850
7.95%, 3/01/36		2,235	2,277,733
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,988,537

Total Local Governments – US Municipal Bonds (cost $8,848,511)			11,326,880

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden CLO Ltd. Series 2018-57A, Class E 7.358% (LIBOR 3 Month + 5.20%), 5/15/31(a)(c)(n)		1,741	1,526,904
Dryden Senior Loan Fund Series 2017-49A, Class E 8.303% (LIBOR 3 Month + 6.30%), 7/18/30(a)(c)(n)		2,424	2,248,746
OZLM Ltd. Series 2018-22A, Class D 7.302% (LIBOR 3 Month + 5.30%), 1/17/31(a)(c)(n)		968	759,717

Total Collateralized Loan Obligations (cost $5,109,892)			4,535,367

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Government Bonds 7.875%, 6/15/27(a)		5,633	1,901,137
9.125%, 3/16/24(a)		1,500	517,500

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

54.806% (BADLAR + 3.83%), 5/31/22(d)(n)	ARS	200,200	$975,334

Total Local Governments – Regional Bonds (cost $17,721,649)			3,393,971

		Shares
WARRANTS – 0.0%
Amplify Energy Corp., expiring 4/21/20(d)(f)		259,925	26
Avaya Holdings Corp., expiring 12/15/22(f)		385,763	829,390
Encore Automotive Acceptance, expiring 7/05/31(c)(d)(e)(f)		44	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(c)(d)(e)(f)		189,795	– 0	–
Halcon Res Corp., expiring 9/09/20(c)(d)(e)(f)		1,048	– 0	–
Halcon Res Corp., expiring 9/09/20(c)(d)(e)(f)		652	– 0	–
Halcon Res Corp., expiring 9/09/20(c)(d)(e)(f)		815	– 0	–
iHeartMedia, Inc., expiring 5/01/39(d)(f)		1,797	24,484
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(d)(f)		302,868	1,212
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(d)(f)		130,363	170
Willscot Corp., expiring 11/29/22(c)(d)(e)(f)		169,364	663,907

Total Warrants (cost $5,331,363)			1,519,189

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(c)(d)(e)	U.S.$	6,267	1,171,008
Sheridan Consumer Finance Trust 10.00%, 3/01/21(c)(d)(e)		220	220,388

Total Whole Loan Trusts (cost $6,487,814)			1,391,396

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(f) (cost $0)		45,881	$39,458

SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 4.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(v)(w)(x) (cost $269,142,417)		269,142,417	269,142,417

		Principal Amount (000)
Governments – Treasuries – 0.6%
Egypt – 0.3%
Egypt Treasury Bills Zero Coupon, 4/21/20	EGP	215,650	12,454,828
Series 364D Zero Coupon, 1/21/20		84,000	5,033,632

			17,488,460

Nigeria – 0.3%
Nigeria Treasury Bills Zero Coupon 4/09/20-9/03/20	NGN	5,517,255	13,841,717

Total Governments – Treasuries (cost $31,153,681)			31,330,177

Time Deposits – 0.2%
BBH, Grand Cayman 0.50%, 11/01/19	NZD	290	185,855
0.87%, 11/01/19	CAD	136	103,286
5.04%, 11/01/19	ZAR	5	347
Citibank, London (0.67)%, 11/01/19	EUR	1,799	2,006,352
Citibank, New York 1.18%, 11/01/19	U.S.$	11,117	11,116,889

Total Time Deposits (cost $13,412,729)			13,412,729

Total Short-Term Investments (cost $313,708,827)			313,885,323

Total Investments – 100.8% (cost $5,817,635,291)			5,663,742,412
Other assets less liabilities – (0.8)%			(42,869,567)

Net Assets – 100.0%			$5,620,872,845

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	10	December 2019	$1,192,031	$9,523
U.S. T-Note 10 Yr (CBT) Futures	961	December 2019	125,215,297	424,282

				$433,805

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	2,153,846	USD	33,381	11/14/19	$(161,576)
Bank of America, NA	ZAR	335,285	USD	22,676	11/21/19	539,062
Bank of America, NA	GBP	4,285	USD	5,525	1/10/20	(39,222)
Bank of America, NA	USD	3,329	EUR	3,000	1/16/20	34,939
Brown Brothers Harriman & Co.	NOK	21,761	USD	2,441	1/08/20	73,207
Citibank, NA	COP	174,689,855	USD	51,910	11/14/19	244,208
Citibank, NA	USD	10,706	ZAR	156,800	11/21/19	(353,730)
Citibank, NA	USD	19,850	EUR	17,737	1/16/20	37,912
Citibank, NA	USD	584	INR	42,186	1/16/20	3,920
Deutsche Bank AG	BRL	397,139	USD	94,870	11/04/19	(4,155,066)
Deutsche Bank AG	USD	99,183	BRL	397,139	11/04/19	(158,277)
Goldman Sachs Bank USA	CAD	37,557	USD	28,309	11/22/19	(206,518)
Goldman Sachs Bank USA	MXN	643,978	USD	33,270	1/07/20	126,314
HSBC Bank USA	USD	4,015	MXN	77,815	1/07/20	(10,312)
JPMorgan Chase Bank, NA	IDR	2,687,967,597	USD	187,550	11/21/19	(2,926,084)
Morgan Stanley Capital Services LLC	BRL	17,325	USD	4,312	12/03/19	(56)
Morgan Stanley Capital Services LLC	BRL	240,070	USD	57,373	1/08/20	(2,263,461)
Morgan Stanley Capital Services LLC	EUR	3,410	USD	3,778	1/16/20	(45,629)
Royal Bank of Scotland PLC	EUR	248,814	USD	274,355	1/16/20	(4,631,757)
UBS AG	BRL	397,139	USD	99,183	11/04/19	158,278
UBS AG	USD	99,659	BRL	397,139	11/04/19	(633,660)
UBS AG	BRL	397,139	USD	99,498	12/03/19	655,196

						$(13,712,312)

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	2.77%	USD	80,991	$(5,721,343)	$(3,907,085)	$(1,814,258)
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	(5.00)	Quarterly	1.92	EUR	77,385	(7,357,932)	(6,780,839)	(577,093)

Sale Contracts
Brazilian Government International Bond, 4.250%, 1/07/25, 12/20/24*	1.00	Quarterly	1.21	USD	21,225	(195,461)	(327,340)	131,879
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.15	USD	12,291	999,220	665,833	333,387
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	625,526	48,002,974	36,805,883	11,197,091
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	1.92	EUR	77,386	7,358,023	6,986,278	371,745
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.40	EUR	102,791	14,802,066	14,959,864	(157,798)
Republic of Turkey, 11.875%, 1/15/30, 12/20/24*	1.00	Quarterly	3.34	USD	5,359	(564,635)	(669,464)	104,829
South Africa Government International Bond, 5.500%, 3/09/20, 12/20/24*	1.00	Quarterly	1.88	USD	21,410	(874,724)	(809,392)	(65,332)

						$56,448,188	$46,923,738	$9,524,450

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	40,000	$(3,404,667)	$(4,764,098)	$1,359,431
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	8,746	(744,430)	(1,103,199)	358,769
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	6,122	(521,084)	(775,131)	254,047
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	15,706	(1,336,842)	(1,998,871)	662,029
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	3,714	(316,123)	(479,775)	163,652
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58		44,000	(6,774,533)	(6,857,180)	82,647
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	1,368	(210,436)	(203,192)	(7,244)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	547	(84,144)	(81,247)	(2,897)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	1,368	(211,006)	(198,172)	(12,834)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	2,735	(421,859)	(395,808)	(26,051)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	247	(21,024)	(30,944)	9,920
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	7,560	(643,482)	(940,947)	297,465
International Game Technology, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	0.43	EUR	1,640	231,073	98,236	132,837
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	2,395	(204,254)	(281,681)	77,427
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/23*	5.00	Quarterly	1.91	USD	1,300	165,019	69,250	95,769

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/23*	5.00%	Quarterly	1.91%	USD	1,440	$182,790	$120,047	$62,743
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	113,618	(17,477,637)	(26,464,973)	8,987,336
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	27,329	(2,326,153)	(3,961,639)	1,635,486
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,433	(121,972)	(184,364)	62,392
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00	Quarterly	2.15	USD	4,590	297,308	(158,407)	455,715
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	6,340	(539,640)	(811,535)	271,895

						$(34,483,096)	$(49,403,630)	$14,920,534

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Quarterly	EUR	26,127	12/20/19	$(68,318)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2019
Barclays Capital, Inc.†	1,647	USD	(8.25	)%*	—	$1,633,472
Barclays Capital, Inc.†	4,403	USD	(8.25	)%*	—	4,398,587
Barclays Capital, Inc.†	3,998	USD	(1.25	)%*	—	3,994,280
Barclays Capital, Inc.†	3,491	USD	(0.75	)%*	—	3,485,130
Barclays Capital, Inc.†	3,089	USD	(0.50	)%*	—	3,088,901
Barclays Capital, Inc.†	1,064	USD	0.00%		—	1,063,833
Barclays Capital, Inc.†	1,719	USD	0.00%		—	1,719,594
Barclays Capital, Inc.†	2,018	USD	0.50%		—	2,019,491
Barclays Capital, Inc.†	2,010	USD	0.75%		—	2,011,502

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2019
Barclays Capital, Inc.†	581	USD	1.00%	—	$582,118
Barclays Capital, Inc.†	2,337	USD	1.00%	—	2,338,838
Barclays Capital, Inc.†	5,838	USD	1.00%	—	5,838,566
Credit Suisse Securities (USA) LLC†	2,913	EUR	(1.25)%*	—	3,234,050
Credit Suisse Securities (USA) LLC†	1,045	USD	(0.50)%*	—	1,044,688
HSBC Securities (USA) Inc.†	17,634	USD	1.90%	—	17,718,486
JPMorgan Chase Bank, NA†	1,756	USD	(0.75)%*	—	1,754,601
RBC Capital Markets†	3,159	USD	(1.00)%*	—	3,156,121
RBC Capital Markets†	1,103	USD	1.30%	—	1,105,146
RBC Capital Markets†	2,130	USD	1.40%	—	2,134,100

					$62,321,504

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2019

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$36,425,614	$	– 0	–	$	– 0	–	$	– 0	–	$36,425,614
Governments – Treasuries	17,718,486		– 0	–		– 0	–		– 0	–	17,718,486
Emerging Markets – Sovereigns	2,338,838		– 0	–		– 0	–		– 0	–	2,338,838
Emerging Markets – Corporate Bonds	5,838,566		– 0	–		– 0	–		– 0	–	5,838,566

Total	$62,321,504	$	– 0	–	$	– 0	–	$	– 0	–	$62,321,504

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $2,234,634,540 or 39.8% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2019.

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PORTFOLIO OF INVESTMENTS (continued)

(i)	Defaulted matured security.

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.62% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-4, Class PT 8.511%, 5/15/43	3/27/18	$3,872,310	$3,782,636	0.07%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.62%, 3/16/43	3/07/18	914,786	884,448	0.02%
Digicel Group One Ltd. 8.25%, 12/30/22	1/14/19	8,181,076	4,245,767	0.08%
Exide Technologies 7.25%, 4/30/27	4/30/15	24,334,084	5,730,087	0.10%
Exide Technologies 11.00%, 10/31/24	4/30/15	21,334,809	24,315,515	0.43%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	10,672,210	11,742,850	0.21%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.323%, 10/25/25	9/18/15	7,619,469	8,366,153	0.15%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	1/31/17	5,565,220	12,918	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	1/31/17	1,935,778	41,376	0.00%
Liberty Tire Recycling LLC 9.50%, 1/15/23	1/03/18	963,171	963,171	0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,187	161	0.00%
Petroleos de Venezuela SA 6.00%, 11/15/26	4/22/14	3,368,430	306,250	0.01%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	2,106,615	1,775,131	0.03%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 9/25/28	6/23/17	3,881,020	962,784	0.02%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17	3,354,256	1,040,609	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	$6,200,880	$2,184,000	0.04%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	8,413,600	3,031,576	0.05%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	11,354,951	6,380,812	0.11%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	2,074,000	2,125,850	0.04%
Tonon Luxembourg SA 6.50%, 10/31/24	5/03/19	5,787,420	61,746	0.00%
Venezuela Government International Bond 7.65%, 4/21/25	2/16/11	4,606,466	630,420	0.01%
Venezuela Government International Bond 9.00%, 5/07/23	1/30/18	139,880	51,110	0.00%
Venezuela Government International Bond 9.25%, 5/07/28	4/10/14	1,239,174	142,500	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	8,550,341	511,367	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	7/26/12	2,486,550	448,125	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331	338,964	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.073%, 11/25/25	9/06/16	4,811,895	5,392,259	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.323%, 11/25/25	9/28/15	2,976,564	3,421,799	0.06%
YPF SA 16.50%, 5/09/22	7/25/17	7,766,694	654,089	0.01%

(k)	Convertible security.

(l)	Restricted and illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	3/10/17	$18,385,445	$63,829	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	3/10/17	14,022,183	3,664,704	0.07%
Mt. Logan Re Ltd.(Preference Shares)	12/30/14	12,695,000	12,003,323	0.21%
Mt. Logan Re Ltd.(Preference Shares) (Series 4)	4/01/15	25,000,000	24,095,772	0.43%

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(r)	Inverse interest only security.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2019.

(t)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	IO – Interest Only.

(v)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(w)	Affiliated investments.

(x)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

MXN – Mexican Peso

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,548,492,874)	$5,394,599,995
Affiliated issuers (cost $269,142,417)	269,142,417
Cash collateral due from broker	6,844,748
Foreign currencies, at value (cost $25,100,848)	24,920,362
Receivable for investment securities sold and foreign currency transactions	148,852,600
Unaffiliated dividends and interest receivable	74,927,648
Receivable for capital stock sold	12,258,186
Receivable for terminated credit default swaps	9,352,654
Receivable for newly entered credit default swaps	6,857,180
Unrealized appreciation on forward currency exchange contracts	1,873,036
Market value of credit default swaps (net premiums paid $129,126)	876,190
Affiliated dividends receivable	445,759
Receivable for variation margin on centrally cleared swaps	22,857

Total assets	5,950,973,632

Liabilities
Payable for investment securities purchased and foreign currency transactions	172,105,862
Payable for reverse repurchase agreements	62,321,504
Market value of credit default swaps (net premiums received $49,532,756)	35,359,286
Unrealized depreciation on forward currency exchange contracts	15,585,348
Payable for capital stock redeemed	14,558,110
Payable for terminated credit default and total return swaps	12,738,919
Payable for newly entered credit default swaps	3,508,988
Dividends payable	3,378,106
Advisory fee payable	2,204,702
Payable for variation margin on centrally cleared swaps	1,928,537
Distribution fee payable	883,742
Payable for variation margin on futures	786,357
Cash collateral received from broker	385,505
Transfer Agent fee payable	274,675
Unrealized depreciation on total return swaps	68,318
Administrative fee payable	23,333
Due to Custodian	11,309
Directors’ fee payable	1,936
Accrued expenses and other liabilities	3,976,250

Total liabilities	330,100,787

Net Assets	$5,620,872,845

Composition of Net Assets
Capital stock, at par	$684,777
Additional paid-in capital	6,107,750,070
Accumulated loss	(487,562,002)

$5,620,872,845

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,329,149,682	162,277,120	$8.19	*

B	$855,383	103,498	$8.26

C	$649,107,452	78,330,961	$8.29

Advisor	$2,976,343,344	362,915,738	$8.20

R	$57,225,989	6,988,622	$8.19

K	$110,134,484	13,443,356	$8.19

I	$167,518,239	20,422,689	$8.20

Z	$330,538,272	40,295,372	$8.20

*	The maximum offering price per share for Class A shares was $8.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $1,124,254)	$369,713,534
Dividends
Affiliated issuers	5,400,642
Unaffiliated issuers	4,702,312	$379,816,488

Expenses
Advisory fee (see Note B)	26,515,093
Distribution fee—Class A	3,254,688
Distribution fee—Class B	9,451
Distribution fee—Class C	7,374,094
Distribution fee—Class R	314,928
Distribution fee—Class K	285,484
Transfer agency—Class A	1,404,096
Transfer agency—Class B	1,355
Transfer agency—Class C	790,304
Transfer agency—Advisor Class	3,186,330
Transfer agency—Class R	163,763
Transfer agency—Class K	197,011
Transfer agency—Class I	148,182
Transfer agency—Class Z	66,126
Custodian	563,546
Printing	515,385
Registration fees	252,433
Audit and tax	192,526
Administrative	73,165
Legal	42,135
Directors’ fees	23,131
Miscellaneous	185,518

Total expenses before interest expense	45,558,744
Interest expense	1,179,093

Total expenses	46,737,837
Less: expenses waived and reimbursed by the Adviser (see Note B)	(237,002)

Net expenses		46,500,835

Net investment income		333,315,653

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Year Ended October 31, 2019

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(120,601,753	)(a)
Forward currency exchange contracts	(23,262,446)
Futures	46,200,870
Options written	12,463,516
Swaps	11,943,198
Swaptions written	3,625,266
Foreign currency transactions	(98,624,223)
Net change in unrealized appreciation/depreciation on:
Investments	196,217,380	(b)
Forward currency exchange contracts	2,992,767
Futures	(2,980,203)
Options written	(1,239,939)
Swaps	32,600,378
Swaptions written	(91,723)
Foreign currency denominated assets and liabilities	749,071

Net gain on investment and foreign currency transactions	59,992,159

Contributions from Affiliates (see Note B)	31,592

Net Increase in Net Assets from Operations	$393,339,404

(a)	Net of foreign capital gains taxes of $35,784.

(b)	Net of increase in accrued foreign capital gains taxes of $679,087.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$333,315,653	$424,381,274
Net realized loss on investment and foreign currency transactions	(168,255,572)	(86,479,986)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	228,247,731	(508,437,314)
Contributions from Affiliates (see Note B)	31,592	70,807

Net increase (decrease) in net assets from operations	393,339,404	(170,465,219)
Distributions to Shareholders
Class A	(64,612,497)	(91,362,872)
Class B	(40,818)	(72,896)
Class C	(31,986,029)	(49,196,918)
Advisor Class	(152,419,233)	(222,601,749)
Class R	(2,938,119)	(4,257,089)
Class K	(5,617,251)	(6,965,941)
Class I	(9,124,482)	(15,158,177)
Class Z	(17,263,797)	(18,441,192)
Return of Capital
Class A	(19,578,715)	(13,807,456)
Class B	(12,368)	(11,017)
Class C	(9,692,326)	(7,435,014)
Advisor Class	(46,185,691)	(33,641,279)
Class R	(890,301)	(643,364)
Class K	(1,702,125)	(1,052,746)
Class I	(2,764,878)	(2,290,820)
Class Z	(5,231,232)	(2,786,974)
Capital Stock Transactions
Net decrease	(526,320,297)	(1,324,482,036)

Total decrease	(503,040,755)	(1,964,672,759)
Net Assets
Beginning of period	6,123,913,600	8,088,586,359

End of period	$5,620,872,845	$6,123,913,600

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets

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NOTES TO FINANCIAL STATEMENTS (continued)

close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$1,646,426,655		$32,908,573	#	$1,679,335,228
Governments – Treasuries		– 0	–	1,014,084,397		– 0	–	1,014,084,397
Emerging Markets – Sovereigns		– 0	–	576,332,045		– 0	–	576,332,045
Corporates – Investment Grade		– 0	–	540,558,402		– 0	–	540,558,402
Collateralized Mortgage Obligations		– 0	–	399,658,858		– 0	–	399,658,858
Bank Loans		– 0	–	285,520,062		52,206,132		337,726,194
Emerging Markets – Treasuries		– 0	–	223,792,497		– 0	–	223,792,497
Emerging Markets – Corporate Bonds		– 0	–	196,241,119		61,746		196,302,865
Common Stocks		56,593,042		1,779,121		62,796,850	#	121,169,013
Commercial Mortgage-Backed Securities		– 0	–	79,976,074		– 0	–	79,976,074
Asset-Backed Securities		– 0	–	7,062,770		50,991,289		58,054,059
Investment Companies		38,624,000		– 0	–	– 0	–	38,624,000
Quasi-Sovereigns		– 0	–	24,896,825		– 0	–	24,896,825
Preferred Stocks		7,190,079		6,531,200		4,967,032		18,688,311
Inflation-Linked Securities		– 0	–	18,452,060		– 0	–	18,452,060
Local Governments – US Municipal Bonds		– 0	–	11,326,880		– 0	–	11,326,880
Collateralized Loan Obligations		– 0	–	– 0	–	4,535,367		4,535,367
Local Governments – Regional Bonds		– 0	–	3,393,971		– 0	–	3,393,971

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3		Total
Warrants	$855,282		$	– 0	–	$663,907	#	$1,519,189
Whole Loan Trusts	– 0	–		– 0	–	1,391,396		1,391,396
Rights	39,458			– 0	–	– 0	–	39,458
Short-Term Investments:
Investment Companies	269,142,417			– 0	–	– 0	–	269,142,417
Governments – Treasuries	– 0	–		31,330,177		– 0	–	31,330,177
Time Deposits	– 0	–		13,412,729		– 0	–	13,412,729

Total Investments in Securities	372,444,278			5,080,775,842		210,522,292		5,663,742,412
Other Financial Instruments*:
Assets
Futures	433,805			– 0	–	– 0	–	433,805 †
Forward Currency Exchange Contracts	– 0	–		1,873,036		– 0	–	1,873,036
Centrally Cleared Credit Default Swaps	– 0	–		71,162,283		– 0	–	71,162,283 †
Credit Default Swaps	– 0	–		876,190		– 0	–	876,190
Liabilities
Forward Currency Exchange Contracts	– 0	–		(15,585,348)		– 0	–	(15,585,348)
Centrally Cleared Credit Default Swaps	– 0	–		(14,714,095)		– 0	–	(14,714,095)†
Credit Default Swaps	– 0	–		(35,359,286)		– 0	–	(35,359,286)
Total Return Swaps	– 0	–		(68,318)		– 0	–	(68,318)
Reverse Repurchased Agreements	(62,321,504)			– 0	–	– 0	–	(62,321,504)

Total	$310,556,579			$5,088,960,304		$210,522,292		$5,610,039,175

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#			Bank Loans		Emerging Markets - Corporate Bonds		Common Stocks#
Balance as of 10/31/18		$47,111,514		$49,130,245		$1,649,584			$65,977,012
Accrued discounts/ (premiums)		542,235		198,693		(565,210)			– 0	–
Realized gain (loss)		(11,924,025)		(1,453,071)		2,025			1,283,149
Change in unrealized appreciation/ depreciation		(2,342,693)		(1,701,856)		373,592			(20,956,457)
Purchases		55,358,615		17,497,620		6,352,630			18,728,348
Sales/Paydowns		(55,294,608)		(10,889,780)		(6,354,655)			(2,235,202)
Transfers into level 3		– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3		(542,465)		(575,719)		(1,396,220)			– 0	–

Balance as of 10/31/19		$32,908,573		$52,206,132		$61,746			$62,796,850

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19**		$(21,744,125)		$(2,436,062)		$(5,725,674)			$(19,702,528)

	Commercial Mortgage- Backed Securities			Asset- Backed Securities		Preferred Stocks		Inflation- Linked Securities
Balance as of 10/31/18		$74,055,425		$78,619,165		$4,653,555			$11,624,574
Accrued discounts/ (premiums)		9,741		208,593		– 0	–		– 0	–
Realized gain (loss)		633,400		(6,268,421)		106,706			– 0	–
Change in unrealized appreciation/ depreciation		(345,426)		(7,749,609)		– 0	–		– 0	–
Purchases		– 0	–	12,348,370		313,477			– 0	–
Sales/Paydowns		(10,439,449)		(26,166,809)		(106,706)			– 0	–
Transfers into level 3		– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3		(63,913,691)		– 0	–	– 0	–		(11,624,574)

Balance as of 10/31/19	$	– 0	–	$50,991,289		$4,967,032		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19**	$	– 0	–	$(10,481,575)		$ – 0	–	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Collateralized Loan Obligations		Warrants#		Whole Loan Trusts		Rights
Balance as of 10/31/18	$8,554,124		$646,176		$4,186,220			$35,925
Accrued discounts/ (premiums)	3,774		– 0	–	4,208			– 0	–
Realized gain (loss)	405,754		– 0	–	(2,794,844)			– 0	–
Change in unrealized appreciation/ depreciation	(978,285)		14,725		1,717,647			– 0	–
Purchases	– 0	–	3,006		– 0	–		– 0	–
Sales	(3,450,000)		– 0	–	(1,721,835)			– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–		(35,925)

Balance as of 10/31/19	$4,535,367		$663,907		$1,391,396		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19**	$(566,548)		$15,623		$(735,416)		$	– 0	–

	Total
Balance as of 10/31/18	$346,243,519
Accrued discounts/ (premiums)	402,034
Realized gain (loss)	(20,009,327)
Change in unrealized appreciation/ depreciation	(31,968,362)
Purchases	110,602,066
Sales/Paydowns	(116,659,044)
Transfers into level 3	– 0	–
Transfers out of level 3	(78,088,594)

Balance as of 10/31/19	$210,522,292	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19**	$(61,376,305)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+

Amounts of $542,465, $575,719, $1,396,220, $63,913,691 and $11,624,574 for Corporates–Non-Investment Grade, Bank Loans, Emerging Markets–Corporate Bonds, Commercial Mortgage-Backed Securities and Inflation-Linked Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s of Level 3 investments at October 31, 2019. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/19			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$18,659,429		Discounted Cash Flow	Discount Rate on Future Cash Flows	14.53%
		$5,730,087		Discounted Cash Flow	Discount Rate on Future Cash Flows	20.00%
		$5,656,086		Discounted Cash Flow	Discount Rate on Future Cash Flows	17.03%
		$1,899,638		Recovery Analysis	Collateral Value	$100.00
		$963,171		Qualitative Assessment	Par Value	$100.00
		$161		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$32,908,572

Common Stocks		$24,095,772		Market Approach	NAV Equivalent	$963.83
		$12,003,323		Market Approach	NAV Equivalent	$945.52
		$3,008,664		Market Approach	EBITDA* Projection	$530mm
					EBITDA* Multiples	15.0X
		$1,520,609		Market Approach	EBITDA* Projection	$51.9 mm
					EBITDA* Multiples	6.6X-8.6X / 7.6X
		$1,426,444		Market Approach	Projected Enterprise Value	$911.1mm
		$894,191		Market Approach	10% Haircut to Last Traded Price	$6.93
		$60,060		Market Approach	EBITDA* Projection	$83mm
					EBITDA* Multiples	3.8X
		$36,192		Market Approach	EBITDA* Projection	$44.6 mm
					EBITDA* Multiples	2.3X-4.3X / 3.3X
	$	– 0	–	Qualitative Assessment		$0.00

		$43,045,255

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 10/31/19			Valuation Technique	Unobservable Input	Input
Preferred Stocks		$4,967,032		Market Approach	EBITDA* Projection	$530mm
					EBITDA* Multiples	15.0X
Warrants		$663,907		Option Pricing Model	Exercise Price	$3.92
	$	– 0	–	Qualitative Assessment		$0.00

		$663,907

Whole Loan Trusts		$920,532		Recovery Analysis	Cumulative Loss	28%
		$250,476		Recovery Analysis	Cumulative Loss	32%
		$220,388		Discounted Cash Flow	Cash Flow Yield	100.00%

		$1,391,396

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, Par Value, NAV Equivalent, EBITDA projections, EBITDA Multiple, Projected Enterprise Value, Last Traded Price, Exercise Price and Cash Flow Yield in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate on Future Cash Flows, and Cumulative Loss in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $73,165.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,697,410 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $117,373 from the sale of Class A shares and received $26,989, $465 and $41,822 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $237,002.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$45,179	$2,515,148	$2,291,185	$269,142	$5,401

During the year ended October 31, 2019 and the year ended October 31, 2018, the Adviser reimbursed the Fund $31,592 and $70,807, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,709,401, $18,963,315, $1,168,034 and $1,209,435 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,064,513,687	$3,205,854,595
U.S. government securities	600,708,150	300,236,057

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$5,811,713,031

Gross unrealized appreciation	$299,123,910
Gross unrealized depreciation	(452,162,519)

Net unrealized depreciation	$(153,038,609)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive

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NOTES TO FINANCIAL STATEMENTS (continued)

from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2019, the Fund held written options for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

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NOTES TO FINANCIAL STATEMENTS (continued)

the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2019, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2019, the Fund held variance swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$433,805	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,873,036		Unrealized depreciation on forward currency exchange contracts	$15,585,348

Credit contracts	Market value of credit default swaps	876,190		Market value of credit default swaps	35,359,286

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	12,138,931	*	Receivable/Payable for variation margin on centrally cleared swaps	2,614,481	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts			Unrealized depreciation on total return swaps	$68,318

Total		$15,321,962		$53,627,433

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(4,928,597)	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	36,674,842		2,215,532

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(739,804)		(186,024)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	3,123,065		2,398

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(23,262,446)		2,992,767

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(9,366,331)	$(974,942)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(7,062,138)	119,520

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	11,708,840	(1,239,939)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(257,196)	(42,430)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	28,449,256	32,480,858

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	502,201	(94,121)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	9,526,028	(5,195,735)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(1,887,030)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on swaps	$(4,515,323)	$	– 0	–

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	754,676		– 0	–

Total		$38,720,043		$30,077,884

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$268,629,922
Average notional amount of sale contracts	$718,708,764

Centrally Cleared Interest Rate Swaps
Average notional amount	$129,927,728	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$25,038,000	(b)
Average notional amount of sale contracts	$336,786,824

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$1,249,550,795
Average principal amount on sale contracts	$2,108,515,588

Futures:
Average notional amount of buy contracts	$773,892,738	(c)
Average notional amount of sale contracts	$90,343,655

Total Return Swaps:
Average notional amount	$119,699,896

Variance Swaps:
Average notional amount	$2,057,278	(a)

Options Written:
Average notional amount	$535,669,315	(c)

Purchased Options:
Average notional amount	$369,907,321	(d)

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Purchased Swaptions:
Average notional amount	$169,193,000	(b)

Swaptions Written:
Average notional amount	$488,893,310	(e)

(a)	Positions were open for six months during the reporting period.

(b)	Positions were open for two months during the reporting period.

(c)	Positions were open for eight months during the reporting period.

(d)	Positions were open for seven months during the reporting period.

(e)	Positions were open for four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA.	$574,001	$(200,798)	$	– 0	–	$	– 0	–	$373,203
Brown Brothers Harriman & Co.	73,207	– 0	–	– 0	–	– 0	–	73,207
Citibank, NA.	286,040	(286,040)	– 0	–	– 0	–	– 0	–
Credit Suisse International	231,073	(231,073)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	771,431	(771,431)	– 0	–	– 0	–	– 0	–
UBS AG	813,474	(633,660)	– 0	–	– 0	–	179,814

Total	$2,749,226	$(2,123,002)	$	– 0	–	$	– 0	–	$626,224	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$200,798	$(200,798)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA.	6,676,876	(286,040)			– 0	–		(6,259,359)			131,477
Credit Suisse International	8,366,484	(231,073)			– 0	–		(8,135,411)			– 0	–
Deutsche Bank AG	4,517,597	– 0	–		– 0	–		(4,517,597)			– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	20,200,598	(771,431)			– 0	–		(19,429,167)			– 0	–
HSBC Bank USA	10,312	– 0	–		– 0	–		– 0	–		10,312
JPMorgan Chase Bank, NA/ JPMorgan Securties, LLC.	3,465,724	– 0	–		– 0	–		(3,465,724)			– 0	–
Morgan Stanley Capital Services LLC	2,309,146	– 0	–		– 0	–		(2,309,146)			– 0	–
Royal Bank of Scotland PLC.	4,631,757	– 0	–		– 0	–		– 0	–		4,631,757
UBS AG	633,660	(633,660)			– 0	–		– 0	–		– 0	–

Total	$51,012,952	$(2,123,002)		$	– 0	–		$(44,116,404)			$4,773,546	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2019, the average amount of reverse repurchase agreements outstanding was $80,630,196 and the daily weighted average interest rate was 0.49%. At October 31, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $62,321,504 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$32,174,312	$(32,174,312)	$	– 0	–
Credit Suisse Securities (USA) LLC	4,278,738	(4,278,738)		– 0	–
HSBC Securities (USA) Inc.	17,718,486	(17,700,622)		17,864
JPMorgan Chase Bank, NA	1,754,601	(1,594,458)		160,143
RBC Capital Markets	6,395,367	(5,775,837)		619,530

	$62,321,504	$(61,523,967)		$797,537

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce

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compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $237.

Borrower	Unfunded Loan Participation Commitment	Funded
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 2019 Delayed Draw Term	$140,541	$	– 0	–

As of October 31, 2019, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2019, the Fund received no commitment fees or additional funding fees.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	34,484,458	30,690,096	$279,491,371	$265,218,097

Shares issued in reinvestment of dividends	6,531,547	7,870,893	53,010,534	67,337,244

Shares converted from Class B	41,441	49,278	335,581	425,403

Shares converted from Class C	9,247,679	809,925	75,579,599	6,932,976

Shares redeemed	(53,905,912)	(83,389,562)	(436,047,880)	(715,873,460)

Net decrease	(3,600,787)	(43,969,370)	$(27,630,795)	$(375,959,740)

Class B
Shares sold	11,597	10,657	$94,709	$92,546

Shares issued in reinvestment of dividends	6,407	9,337	52,409	80,619

Shares converted to Class A	(41,080)	(48,840)	(335,581)	(425,403)

Shares redeemed	(13,824)	(32,892)	(112,716)	(282,133)

Net decrease	(36,900)	(61,738)	$(301,179)	$(534,371)

Class C
Shares sold	6,829,548	8,352,376	$56,130,894	$72,733,321

Shares issued in reinvestment of dividends	2,770,681	3,714,797	22,727,630	32,144,364

Shares converted to Class A	(9,138,554)	(800,568)	(75,579,599)	(6,932,976)

Shares redeemed	(24,359,491)	(35,477,989)	(198,992,619)	(307,121,972)

Net decrease	(23,897,816)	(24,211,384)	$(195,713,694)	$(209,177,263)

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	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Advisor Class
Shares sold	193,790,462	176,997,192	$1,571,793,503	$1,529,964,593

Shares issued in reinvestment of dividends	14,597,426	17,580,727	118,661,726	150,479,874

Shares redeemed	(236,255,241)	(291,677,801)	(1,911,319,429)	(2,505,899,503)

Net decrease	(27,867,353)	(97,099,882)	$(220,864,200)	$(825,455,036)

Class R
Shares sold	1,418,731	1,752,900	$11,494,095	$15,080,599

Shares issued in reinvestment of dividends	469,784	571,847	3,810,256	4,885,499

Shares redeemed	(3,431,556)	(3,631,201)	(27,774,790)	(31,041,847)

Net decrease	(1,543,041)	(1,306,454)	$(12,470,439)	$(11,075,749)

Class K
Shares sold	1,903,243	3,450,067	$15,469,421	$29,562,464

Shares issued in reinvestment of dividends	901,710	939,459	7,316,240	8,016,105

Shares redeemed	(4,346,608)	(3,592,985)	(35,228,609)	(30,741,339)

Net increase (decrease)	(1,541,655)	796,541	$(12,442,948)	$6,837,230

Class I
Shares sold	4,109,541	7,917,165	$33,366,973	$68,679,021

Shares issued in reinvestment of dividends	1,397,944	1,904,610	11,356,613	16,315,392

Shares redeemed	(8,749,503)	(17,200,700)	(70,836,826)	(146,400,590)

Net decrease	(3,242,018)	(7,378,925)	$(26,113,240)	$(61,406,177)

Class Z
Shares sold	14,232,950	23,427,698	$115,291,143	$201,583,476

Shares issued in reinvestment of dividends	2,680,918	2,398,945	21,781,197	20,442,559

Shares redeemed	(20,760,467)	(8,170,869)	(167,856,142)	(69,736,965)

Net increase (decrease)	(3,846,599)	17,655,774	$(30,783,802)	$152,289,070

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NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

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NOTES TO FINANCIAL STATEMENTS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$284,002,226	$408,056,834

Total taxable distributions paid	284,002,226	408,056,834
Return of Capital	86,057,636	61,668,670

Total distributions paid	$370,059,862	$469,725,504

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(307,586,057	)(a)
Unrealized appreciation/(depreciation)	(153,863,951	)(b)

Total accumulated earnings/(deficit)	$(461,450,008	)(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $304,599,034. As of October 31, 2019, the cumulative deferred loss on straddles was $2,987,023.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $75,646,308 and a net long-term capital loss carryforward of $228,952,726, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.40

Income From Investment Operations

Net investment income(a)	.47	(b)	.50	(b)	.45	(b)	.48	(b)	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.71)		.34		.27		(.69)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.58		(.21)		.79		.75		(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.41)		(.49)		(.53)		(.60)		(.64)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.12)		(.07)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.53)		(.56)		(.53)		(.60)		(.72)

Net asset value, end of period	$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50

Total Return

Total investment return based on net asset value(d)	7.33%		(2.51)%		9.30%		9.41	%*	(1.98)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,329,150		$1,350,517		$1,869,052		$2,061,177		$2,059,111

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.87%		.84%		.81%		.84%		.90%

Expenses, before waivers/reimbursements(e)†	.88%		.85%		.82%		.85%		.90%

Net investment income	5.82	%(b)	5.86	%(b)	5.15	%(b)	5.75	%(b)	5.77%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.22		$ 8.99		$ 8.72		$ 8.57		$ 9.49

Income From Investment Operations

Net investment income(a)	.41	(b)	.43	(b)	.38	(b)	.42	(b)	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09		(.71)		.34		.26		(.71)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.50		(.28)		.72		.68		(.26)

Less: Dividends and Distributions

Dividends from net investment income	(.35)		(.43)		(.45)		(.53)		(.58)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.11)		(.06)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)		(.49)		(.45)		(.53)		(.66)

Net asset value, end of period	$ 8.26		$ 8.22		$ 8.99		$ 8.72		$ 8.57

Total Return

Total investment return based on net asset value(d)	6.29%		(3.24)%		8.49%		8.48	%*	(2.89)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$855		$1,153		$1,817		$2,357		$3,551

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.66%		1.61%		1.59%		1.63%		1.63%

Expenses, before waivers/reimbursements(e)†	1.66%		1.61%		1.60%		1.63%		1.63%

Net investment income	4.98	%(b)	5.01	%(b)	4.31	%(b)	5.01	%(b)	4.95%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.24		$ 9.01		$ 8.75		$ 8.60		$ 9.51

Income From Investment Operations

Net investment income(a)	.41	(b)	.44	(b)	.39	(b)	.42	(b)	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.72)		.33		.27		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.51		(.28)		.72		.69		(.25)

Less: Dividends and Distributions

Dividends from net investment income	(.35)		(.43)		(.46)		(.54)		(.58)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.11)		(.06)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)		(.49)		(.46)		(.54)		(.66)

Net asset value, end of period	$ 8.29		$ 8.24		$ 9.01		$ 8.75		$ 8.60

Total Return

Total investment return based on net asset value(d)	6.43%		(3.21)%		8.37%		8.50	%*	(2.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$649,108		$842,095		$1,139,390		$1,298,312		$1,283,192

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.62%		1.59%		1.56%		1.58%		1.60%

Expenses, before waivers/reimbursements(e)†	1.62%		1.59%		1.56%		1.58%		1.60%

Net investment income	5.00	%(b)	5.04	%(b)	4.33	%(b)	4.94	%(b)	5.00%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Income From Investment Operations

Net investment income(a)	.49	(b)	.52	(b)	.48	(b)	.49	(b)	.54

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.71)		.33		.28		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.60		(.19)		.81		.77		(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.42)		(.50)		(.55)		(.62)		(.67)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.13)		(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.58)		(.55)		(.62)		(.75)

Net asset value, end of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51

Total Return

Total investment return based on net asset value(d)	7.58%		(2.26)%		9.56%		9.69	%*	(1.78)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,976,343		$3,185,833		$4,351,171		$3,828,042		$2,362,066

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.62%		.59%		.56%		.58%		.60%

Expenses, before waivers/reimbursements(e)†	.63%		.60%		.57%		.58%		.60%

Net investment income	6.05	%(b)	6.10	%(b)	5.38	%(b)	5.87	%(b)	6.05%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.14		$ 8.90		$ 8.64		$ 8.49		$ 9.40

Income From Investment Operations

Net investment income(a)	.44	(b)	.47	(b)	.42	(b)	.45	(b)	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.71)		.33		.27		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.54		(.24)		.75		.72		(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.38)		(.45)		(.49)		(.57)		(.61)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.11)		(.07)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)		(.52)		(.49)		(.57)		(.69)

Net asset value, end of period	$ 8.19		$ 8.14		$ 8.90		$ 8.64		$ 8.49

Total Return

Total investment return based on net asset value(d)	6.89%		(2.80	)%^	8.88	%^	9.01	%*	(2.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$57,226		$69,442		$87,602		$86,059		$76,876

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.28%		1.26%		1.20%		1.22%		1.27%

Expenses, before waivers/reimbursements(e)†	1.28%		1.26%		1.21%		1.22%		1.27%

Net investment income	5.43	%(b)	5.47	%(b)	4.77	%(b)	5.39	%(b)	5.41%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.41

Income From Investment Operations

Net investment income(a)	.47	(b)	.50	(b)	.45	(b)	.48	(b)	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.72)		.33		.27		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.57		(.22)		.78		.75		(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.40)		(.48)		(.52)		(.60)		(.64)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.12)		(.07)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)		(.55)		(.52)		(.60)		(.72)

Net asset value, end of period	$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50

Total Return

Total investment return based on net asset value(d)	7.25%		(2.58)%		9.22%		9.41	%*	(2.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$110,135		$122,030		$126,399		$106,841		$95,294

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.94%		.91%		.89%		.85%		.94%

Expenses, before waivers/reimbursements(e)†	.94%		.91%		.89%		.85%		.94%

Net investment income	5.76	%(b)	5.83	%(b)	5.08	%(b)	5.75	%(b)	5.74%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Income From Investment Operations

Net investment income(a)	.50	(b)	.53	(b)	.48	(b)	.50	(b)	.54

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.72)		.33		.28		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.60		(.19)		.81		.78		(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.42)		(.50)		(.55)		(.63)		(.67)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.13)		(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.58)		(.55)		(.63)		(.75)

Net asset value, end of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51

Total Return

Total investment return based on net asset value(d)	7.61%		(2.23)%		9.60%		9.74	%*	(1.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$167,518		$192,941		$276,909		$294,693		$277,654

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.60%		.56%		.52%		.53%		.54%

Expenses, before waivers/reimbursements(e)†	.60%		.56%		.53%		.53%		.54%

Net investment income	6.09	%(b)	6.15	%(b)	5.43	%(b)	6.06	%(b)	6.11%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Income From Investment Operations

Net investment income(a)	.50	(b)	.54	(b)	.49	(b)	.50	(b)	.55

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.73)		.32		.28		(.71)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.60		(.19)		.81		.78		(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.42)		(.50)		(.55)		(.63)		(.67)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	(.13)		(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.58)		(.55)		(.63)		(.75)

Net asset value, end of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51

Total Return

Total investment return based on net asset value(d)	7.68%		(2.18)%		9.62%		9.76	%*	(1.72)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$330,538		$359,903		$236,247		$112,852		$77,916

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.54%		.52%		.50%		.51%		.53%

Expenses, before waivers/reimbursements(e)†	.54%		.52%		.50%		.51%		.53%

Net investment income	6.16	%(b)	6.27	%(b)	5.47	%(b)	6.07	%(b)	6.15%

Portfolio turnover rate	49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 128.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.85%	.82%	.81%	.84%	.88%
Before waivers/reimbursements	.86%	.83%	.82%	.85%	.88%
Class B
Net of waivers/reimbursements	1.64%	1.60%	1.59%	1.63%	1.61%
Before waivers/reimbursements	1.64%	1.60%	1.60%	1.63%	1.61%
Class C
Net of waivers/reimbursements	1.60%	1.57%	1.56%	1.58%	1.58%
Before waivers/reimbursements	1.60%	1.57%	1.56%	1.58%	1.58%
Advisor Class
Net of waivers/reimbursements	.60%	.57%	.56%	.58%	.58%
Before waivers/reimbursements	.61%	.58%	.57%	.58%	.58%
Class R
Net of waivers/reimbursements	1.26%	1.24%	1.20%	1.22%	1.25%
Before waivers/reimbursements	1.26%	1.24%	1.21%	1.22%	1.25%
Class K
Net of waivers/reimbursements	.92%	.89%	.89%	.85%	.92%
Before waivers/reimbursements	.92%	.89%	.89%	.85%	.92%
Class I
Net of waivers/reimbursements	.58%	.54%	.52%	.53%	.52%
Before waivers/reimbursements	.58%	.54%	.53%	.53%	.52%
Class Z
Net of waivers/reimbursements	.52%	.50%	.50%	.51%	.51%
Before waivers/reimbursements	.52%	.50%	.50%	.51%	.51%

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019.

For foreign shareholders, 63.02% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2)(3), Vice President Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global High Income Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Sheridan and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

3	Mr. DeNoon is expected to retire on or about January 1, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,++ Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,++ 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,++ 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,++ 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,++ 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,++ 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 59	President and Chief Executive Officer	See biography above.

Paul J. DeNoon, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Gershon M. Distenfeld, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head of Fixed Income.

Shamaila Khan, 48	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2014. She is also Director of Emerging Market Debt.

Douglas J. Peebles, 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Stephen M. Woetzel, 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser**, since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by

abfunds.com	AB HIGH INCOME FUND | 141

the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1019

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees		Tax Fees
AB High Income	2018	$161,146	$580	$39,312
	2019	161,146	$—	$29,487

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2018	$597,471	$39,892
			$(580)
			$(39,312)
	2019	767,242	$29,487
			$—
			$(29,487)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2019